Exhibit 10.39

Execution Version

FIRST AMENDMENT
TO CREDIT AND GUARANTY AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is dated as of April 17, 2017 and is entered into by and among APLP HOLDINGS LIMITED PARTNERSHIP, a limited partnership formed under the laws of the Province of Ontario, Canada (the “Borrower”), by its general partner, ATLANTIC POWER GP II INC., a corporation organized under the laws of the Province of British Columbia, Canada (in such capacity, the “General Partner”), ATLANTIC POWER CORPORATION, a corporation organized under the laws of the Province of British Columbia, Canada (the “Sponsor”), GOLDMAN SACHS LENDING PARTNERS LLC (“Goldman Sachs”), as Administrative Agent (“Administrative Agent”), acting with the consent of the Requisite Lenders and, for purposes of Section VIII hereof, the GUARANTORS listed on the signature pages hereto, and is made with reference to that certain CREDIT AND GUARANTY AGREEMENT dated as of April 13, 2016 (as amended through the date hereof, the “Credit Agreement”) by and among the Borrower, by its General Partner, the Sponsor and the subsidiaries of the Borrower named therein, as Guarantors, the Lenders and L/C Issuers party thereto from time to time, the Administrative Agent and the Collateral Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.

RECITALS

WHEREAS, the Credit Parties have requested that the Requisite Lenders agree to amend certain provisions of the Credit Agreement as provided for herein;

WHEREAS, subject to the conditions set forth herein, each Lender that has delivered their counterpart signature of this Amendment to the Administrative Agent in accordance with instructions given to the Lenders for delivery of such signatures hereby agrees to such amendment relating to the Credit Agreement as hereinafter set forth;

WHEREAS, each Term Loan Lender under the Credit Agreement immediately prior to the First Amendment Effective Date (collectively, the “Existing Term Loan Lenders”) that executes and delivers a consent to this Amendment in the form of the “Term Loan Lender Consent” attached hereto as Annex I (a “Term Loan Lender Consent”) and selects Option A thereunder (the “Continuing Term Loan Lenders”) hereby agrees to the terms and conditions of this Amendment;

WHEREAS, each Existing Term Loan Lender that executes and delivers a Term Loan Lender Consent and selects Option B thereunder (the “Cash Roll Term Loan Lenders” and, together with the Continuing Term Loan Lenders, the “Consenting Term Loan Lenders”) hereby agrees to the terms and conditions of this Amendment and agrees that it shall execute, or shall be deemed to have executed, a counterpart of the Master Assignment and Assumption Agreement substantially in the form attached hereto as Annex III (a “Master Assignment”) and shall in accordance therewith sell all of its existing Term Loans as specified in the applicable Master Assignment and commits to repurchase a like amount of the repriced Term Loans via assignment post-closing, as further set forth in this Amendment;

WHEREAS, each Existing Term Loan Lender that fails to execute and return a Term Loan Lender Consent by 4:00 p.m. (New York City time), on April 4, 2017 (the “Consent Deadline”) (each, a “Non-Consenting Term Loan Lender”) shall, in accordance with Section 2.24 of the Credit Agreement, assign and delegate, without recourse (in accordance with Section 10.6 of the Credit Agreement), all of its interests, rights and obligations under the Credit Agreement and the related Credit Documents in respect of its existing Term Loans to an assignee that shall assume such obligations as specified in the applicable Master Assignment and Assumption Agreement substantially in the form attached hereto as Annex III (a “Master Assignment”), as further set forth in this Amendment;

WHEREAS, each Revolving Lender holding Revolving Loans immediately prior to the First Amendment Effective Date (the “Existing Revolving Loans”) or unused Revolving Commitments immediately prior to the First Amendment Effective Date (the “Existing Revolving Commitments” and, such Revolving Lenders holding such Existing Revolving Loans or Existing Revolving Commitments, the “Existing Revolving Lenders” and, together with the Existing Term Loan Lenders, the “Existing Lenders”) that executes and delivers a consent to this Amendment in the form of the “Revolving Lender Consent” attached hereto as Annex II (a “Revolving Lender Consent”, and the Revolving Lender Consents together with the Term Loan Lender Consents, the “Lender Consents”) (collectively, the “Consenting Revolving Lenders” and, together with the Consenting Term Loan Lenders, the “Consenting Lenders”) will, by the fact of such execution and delivery, be deemed to have consented to the terms of this Amendment;

WHEREAS, each Existing Revolving Lender that fails to execute and return a Revolving Lender Consent by the Consent Deadline (each, a “Non-Consenting Revolving Lender”) shall, in accordance with Section 2.24 of the Credit Agreement, assign and delegate, without recourse (in accordance with Section 10.6 of the Credit Agreement), all of its interests, rights and obligations under the Credit Agreement and the related Credit Documents in respect of its Existing Revolving Loans and Existing Revolving Commitments to an assignee that shall assume such obligations as specified in the applicable Master Assignment, as further set forth in this Amendment; and

WHEREAS, each Credit Party party hereto (collectively, the “Reaffirming Parties”, and each, a “Reaffirming Party”) expects to realize substantial direct and indirect benefits as a result of this Amendment becoming effective and the consummation of the transactions contemplated hereby and agrees to reaffirm its obligations pursuant to the Credit Agreement, the Collateral Documents, and the other Credit Documents to which it is a party.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION I.       AMENDMENTS TO CREDIT AGREEMENT.

1.1         Amendments to Section 1: Definitions.

A.      Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:

“First Amendment” means that certain First Amendment Agreement to Credit and Guaranty Agreement dated as of April 17, 2017 among the Borrower, by its General Partner, the Administrative Agent, the Lenders and the Guarantors listed on the signature pages thereto.

“First Amendment Effective Date” means the date of satisfaction of the conditions referred to in Section III of the First Amendment.

B.      Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Applicable Margin” as follows:

“Applicable Margin” means (a) prior to the First Amendment Effective Date, (1) with respect to Revolving Loans that are Eurodollar Rate Loans and Letter of Credit Fees, 5.00% per annum and with respect to Revolving Loans that are Base Rate Loans or Canadian Prime Rate Loans, 4.00% per annum and (2) with respect to Term Loans that are Eurodollar Rate Loans, 5.00% per annum and with respect to Term Loans that are Base Rate Loans, 4.00% per annum, and (b) from and after the First Amendment Effective Date, (1) with respect to Revolving Loans that are Eurodollar Rate Loans and Letter of Credit Fees, 4.25% per annum and with respect to Revolving Loans that are Base Rate Loans or Canadian Prime Rate Loans, 3.25% per annum and (2) with respect to Term Loans that are Eurodollar Rate Loans, 4.25% per annum and with respect to Term Loans that are Base Rate Loans, 3.25% per annum.

1.2         Amendments to Section 2.14.

Section 2.14(c) of the Credit Agreement is hereby amended by replacing the phrase “the first anniversary of the Funding Date” therein with the phrase “the date that is six (6) months after the First Amendment Effective Date (provided that the reduction in the interest rate as implemented by the First Amendment shall not be considered a Repricing Transaction)” in each of such places it appears in such Section.

SECTION II.      CONTINUATION OF EXISTING LOANS; NON-CONSENTING LENDERS; OTHER TERMS AND AGREEMENTS.

2.1         Continuing Lenders. Each Existing Term Loan Lender selecting Option A on the Term Loan Lender Consent hereby consents and agrees to this Amendment. Each Existing Revolving Lender executing and delivering a Revolving Lender Consent hereby consents and agrees to this Amendment.

2.2         Cash Roll Term Loan Lenders. Each Existing Term Loan Lender hereto selecting Option B on the Term Loan Lender Consent hereby consents and agrees (subject to the effectiveness of the assignment referred to in the following clause (ii)) to (i) this Amendment, (ii) sell the entire principal amount of its existing Term Loans via an assignment on the First Amendment Effective Date pursuant to a Master Assignment and (iii) commit to repurchase a like amount of the repriced Term Loans via an assignment after the First Amendment Effective

Date. By executing a Term Loan Lender Consent and selecting Option B, each Cash Roll Term Loan Lender shall be deemed to have executed a counterpart to the applicable Master Assignment to give effect, solely upon the consent and acceptance by the Replacement Lender, to the assignment described in clause (ii) of the immediately preceding sentence.

2.3         Non-Consenting Term Loan Lenders. The Borrower hereby gives notice to each Non-Consenting Term Loan Lender that, upon receipt of Lender Consents from the Existing Lenders constituting the Requisite Lenders and Lenders holding more than 50% of the aggregate outstanding principal amount of the Term Loans immediately prior to the First Amendment Effective Date, if such Non-Consenting Term Loan Lender has not executed and delivered a Term Loan Lender Consent on or prior to the Consent Deadline, such Non- Consenting Term Loan Lender shall, pursuant to Section 2.24 of the Credit Agreement, execute within one (1) Business Day after the First Amendment Effective Date or be deemed to have executed a counterpart of the applicable Master Assignment and shall in accordance therewith sell its Existing Terms Loans as specified in the Master Assignment. Pursuant to the Master Assignment, each Non-Consenting Term Loan Lender shall sell and assign the principal amount of its Existing Term Loans as set forth in Schedule I to the Master Assignment, as such Schedule is completed by the Administrative Agent on or prior to the First Amendment Effective Date, to Goldman Sachs, as assignee (in such capacity the “Replacement Lender”) under such Master Assignment, solely upon the consent and acceptance by the Replacement Lender. The Replacement Lender shall be deemed to have consented to this Amendment with respect to such purchased Term Loans at the time of such assignment.

2.4         Non-Consenting Revolving Lenders. The Borrower hereby gives notice to each Non-Consenting Revolving Lender that, upon receipt of Lender Consents from the Existing Lenders constituting the Requisite Lenders and Lenders holding more than 50% of the aggregate amount of the Revolving Commitments immediately prior to the First Amendment Effective Date, if such Non-Consenting Revolving Lender has not executed and delivered a Revolving Lender Consent on or prior to the Consent Deadline, such Non-Consenting Revolving Lender shall, pursuant to Section 2.24 of the Credit Agreement, execute within one (1) Business Day after the First Amendment Effective Date or be deemed to have executed a counterpart of the applicable Master Assignment and shall in accordance therewith sell its Existing Revolving Loans and Existing Revolving Commitments as specified in the Master Assignment. Pursuant to the Master Assignment, each Non-Consenting Revolving Lender shall sell and assign the principal amount of its Existing Revolving Loans and Existing Revolving Commitments as set forth in Schedule I to the Master Assignment, as such Schedule is completed by the Administrative Agent on or prior to the First Amendment Effective Date, to the Replacement Lender under such Master Assignment, solely upon the consent and acceptance by the Replacement Lender. The Replacement Lender shall be deemed to have consented to this Amendment with respect to such purchased Revolving Loans and Revolving Commitments at the time of such assignment.

SECTION III.      CONDITIONS TO EFFECTIVENESS.

This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):

A.         Execution. Administrative Agent shall have received a counterpart signature page of this Amendment duly executed by (i) each of the Credit Parties and the General Partner and (ii) the Lenders under the Credit Agreement consisting of at least the Requisite Lenders.

B.         Fees; Interest.

(a)         The Administrative Agent shall have received (i) all fees, costs, expenses and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or any other Credit Document and (ii) for the account of each Lender, all interest accrued but unpaid on all existing Loans through the First Amendment Effective Date.

(b)         The Arrangers, as Repricing Arrangers (as defined below), shall have each received all fees due and payable under that certain engagement letter, dated as of April 17, 2017, by and among the Sponsor and the Arrangers (the “First Amendment Engagement Letter”), and the fee letters between the Sponsor and each Arranger, dated as of April 17, 2017, respectively.

C.         Legal Opinions. The Administrative Agent shall have received a favorable opinion of (a) Chadbourne & Parke LLP, New York, Delaware and California special counsel to the Credit Parties and (b) Goodmans LLP, Burnet, Duckworth & Palmer LLP and MacPherson Leslie & Tyerman LLP, local Canadian counsel to the Credit Parties, in each case in form and substance satisfactory to the Administrative Agent.

D.         First Amendment Effective Date Certificate. The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower as to the matters set forth in paragraphs (F) and  (G) of this Section III.

E.         Organizational Documents; Incumbency. The Administrative Agent shall have received, in respect of each Credit Party and the General Partner, a certificate dated as of the First Amendment Effective Date of the secretary or an assistant secretary or director (or such other officer reasonably acceptable to the Administrative Agent) of such party, in form and substance reasonably satisfactory to the Administrative Agent, certifying (i) that either (A) attached thereto is a true and complete and up to date copy of the Organizational Documents including any certificate on change of name and all amendments thereto of such Credit Party or the General Partner, as applicable, certified as of a recent date by the Secretary of State (or comparable Governmental Authority) of its jurisdiction of organization (where applicable), and that the same has not been amended since the date of such certification or (B) the Organizational Documents of such Credit Party or the General Partner, as applicable, delivered on the Effective Date to the Administrative Agent have not been amended and are in full force and effect; (ii) that either (A) attached thereto is a true and complete copy of the bylaws or comparable governing documents of such Credit Party or the General Partner, as applicable, as then in effect and as in effect at all times without amendment of supersession from the date on which the resolutions referred to in clause (iii) below were adopted to and including the date of such certificate or (B) that the bylaws or comparable governing documents of such Credit Party or the General Partner, as applicable, delivered on the Effective Date to the Administrative Agent have not been amended and are in full force and effect; (iii) that attached thereto is a true and complete copy of resolutions of the board of directors or similar governing body of such Credit Party (or, in the case of a limited partnership, of the general partner, acting on behalf of such limited partnership) and the General Partner, acting in its own capacity, approving and, to the extent required in any jurisdiction, resolutions of the meeting of shareholders of a Credit Party (or, in the case of a limited partnership, of the general partner, acting on behalf of such limited partnership) and the General Partner, acting in its own capacity, in each case, authorizing the execution, delivery and performance of this Amendment and any related Credit Documents to which it is a party which are in full force and effect without amendment or supersession as of the date of the certificate; (iv) a good standing certificate (to the extent such concept is known in the relevant jurisdiction) from the applicable Governmental Authority of such Credit Party’s or the General Partner’s, as applicable, jurisdiction of incorporation, organization or formation dated the First Amendment Effective Date or a recent date prior thereto; and (v) as to the incumbency and genuineness of the signature of each officer, director or other comparable authorized manager or attorney of such Credit Party or the General Partner, as applicable, executing this Amendment or any of such other Credit Documents, and attaching all such copies of the documents described above.

F.         No Default. No Default or Event of Default has occurred and is continuing both before and immediately after giving effect to the transactions contemplated hereby.

G.         Representations and Warranties. The representations and warranties of the Borrower and each of the Guarantors set forth in Section IV of this Amendment are true and correct.

H.         Master Assignment. The Replacement Lender shall have executed and delivered the Master Assignment contemplated by Section II above and all conditions to the consummation of the assignments in accordance with Section II above shall have been satisfied and such assignments shall have been consummated.

I.         Non-Consenting Lenders. The Borrower shall have, substantially concurrently with the effectiveness of this Amendment, paid to all Non-Consenting Term Loan Lenders and Non-Consenting Revolving Lenders all indemnities, fees, cost reimbursements and other Obligations (other than interest payable under Section III.B. above and principal and all other amounts paid to such Non-Consenting Term Loan Lender or Non-Consenting Revolving Lender under Section II above), if any, then due and owing to such Non-Consenting Term Loan Lenders and Non-Consenting Revolving Lenders under the Credit Agreement and the other Credit Documents (immediately prior to the First Amendment Effective Date).

J.         Necessary Consents. Each Credit Party shall have obtained all material consents necessary or advisable in connection with the transactions contemplated by this Amendment.

SECTION IV.      REPRESENTATIONS AND WARRANTIES.

In order to induce the other parties hereto to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Credit Party represents and warrants to each of the Lenders and the Administrative Agent that, as of the First Amendment Effective Date:

A.         Corporate Power and Authority. Each Credit Party, which is party hereto, has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”) and the other Credit Documents.

B.         Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement and the other Credit Documents have been duly authorized by all necessary action on the part of each Credit Party.

C.         No Conflict. The execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Amended Agreement and the other Credit Documents do not and will not (i) violate (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of Holdings, the Borrower or any Credit Party or (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any Contractual Obligation of the applicable Credit Party, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section IV.C., individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (iii) except as permitted under the Amended Agreement, result in or require the creation or imposition of any Lien upon any of the properties or assets of each Credit Party (other than any Liens created under any of the Credit Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any Contractual Obligation of each Credit Party, except for such approvals or consents which will be obtained on or before the First Amendment Effective Date and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect.

D.         Governmental Consents. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Credit Party of this Amendment and the performance by the Borrower and Holdings of the Amended Agreement and the other Credit Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.

E.         Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by each of the Credit Parties party thereto and each constitutes a legal, valid and binding obligation of such Credit Party to the extent a party thereto, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

F.         Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties (a) contained in Section 4 of the Amended Agreement (other than Section 4.24) are and will be true and correct in all material respects on and as of the First

Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date and (b) contained in Section 4.24 of the Amended Agreement are and will be true and correct in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties (x) specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date, or (y) have been updated, modified, supplemented or otherwise superseded by information contained in the most recent Form 10-K and any Form 8-K (to the extent such Form 8-K was filed on or after the date of the most recent Form 10-K) filed by the Sponsor with the Securities and Exchange Commission, in which case they were true and correct in all material respects on and as of the date of the most recent Form 10-K and any such Form 8-K and will be true and correct in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof.

G.         Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

SECTION V.      BORROWER’S CONSENT.

For purposes of Section 10.6 of the Credit Agreement, the Borrower hereby consents to any assignee of the Replacement Lender or any of its respective Affiliates (in each case otherwise being an Eligible Assignee) becoming a Term Loan Lender and/or Revolving Lender, as applicable, in connection with the syndication of the Term Loans and Revolving Commitments acquired by the Replacement Lender pursuant to Section II hereof.

SECTION VI.      REPRICING ARRANGERS.

The Credit Parties and the Lenders party hereto agree that (a) the Arrangers, in their respective capacity as joint lead arranger with respect to this Amendment (collectively, the “Repricing Arrangers”), shall be entitled to the privileges, indemnification, immunities and other benefits afforded to the Arrangers under the Amended Agreement and (b) except as otherwise agreed to in writing by the Borrower, the General Partner and the Repricing Arrangers, the Repricing Arrangers shall have no duties, responsibilities or liabilities with respect to this Amendment, the Amended Agreement or any other Credit Document.

SECTION VII.      INDEMNIFICATION.

Each Credit Party hereby confirms that the indemnification provisions set forth in Section 10.3 of the Amended Agreement shall apply to this Amendment and the transactions contemplated hereby.

SECTION VIII.      REAFFIRMATION.

Each of the Reaffirming Parties, as party to the Credit Agreement and certain of the Collateral Documents and the other Credit Documents, in each case as amended, supplemented or otherwise modified from time to time, hereby (i) acknowledges and agrees that all of its obligations under the Credit Agreement, the Collateral Documents and the other Credit Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms (A) each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties and (B) any guaranties made by it pursuant to the Credit Agreement, (iii) acknowledges and agrees that the grants of security interests by it contained in any Collateral Document to which it is a party shall remain, in full force and effect after giving effect to this Amendment, and (iv) agrees that the Obligations include, among other things and without limitation, the prompt and complete payment and performance by the Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on, and premium (if any) on, the Term Loans under the Amended Agreement. Nothing contained in this Amendment shall be construed as substitution or novation of the obligations outstanding under the Credit Agreement or the other Credit Documents, which shall remain in full force and effect, except to any extent modified hereby

Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

SECTION IX.      ADMINISTRATIVE AGENT.

The Credit Parties acknowledge and agree that Goldman Sachs, in its capacity as administrative agent under the Credit Agreement, will serve as Administrative Agent under this Amendment and under the Amended Agreement.

SECTION X.         MISCELLANEOUS.

A.         Reference to and Effect on the Credit Agreement and the Other Credit Documents.

(i)         On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(ii)         Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)        The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right,

power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

(iv)        This Amendment shall be deemed to be a Credit Document as defined in the Credit Agreement.

B.         Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

C.         Applicable Law.        THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

D.         Jurisdiction; Waiver of Jury Trial. The provisions of Sections 10.15 and 10.16 of the Credit Agreement pertaining to consent to jurisdiction, service of process, and waiver of jury trial are hereby incorporated by reference herein, mutatis mutandis.

E.         Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic format (e.g., “pdf” or “tif” file format) shall be effective as delivery of a manually executed counterpart of this Amendment.

F.         Severability. Any term or provision of this Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

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IN WITNESS WHEREOF,  the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:	APLP HOLDINGS LIMITED PARTNERSHIP
	By:	Atlantic Power GP II, Inc., its General Partner

	By:	/s/ Terrence Ronan
		Name:	Terrence Ronan
		Title:	Chief Financial Officer

SPONSOR:	ATLANTIC POWER CORPORATION

	By:	/s/ Terrence Ronan
		Name:	Terrence Ronan
		Title:	Chief Financial Officer

[Signature Page to First Amendment]

GUARANTORS:

ATLANTIC POWER LIMITED PARTNERSHIP
By:	Atlantic Power GP Inc., its General Partner

By:	/s/ Terrence Ronan
	Name:	Terrence Ronan
	Title:	Chief Financial Officer

AP (CURTIS PALMER) LLC

By:	/s/ Terrence Ronan
	Name:	Terrence Ronan
	Title:	Vice President

AP POWER HOLDINGS INC.

By:	/s/ Terrence Ronan
	Name:	Terrence Ronan
	Title:	Vice President

AP USGP HOLDINGS, LLC
By:	Atlantic Power (US) GP Holdings, Inc., its sole member

By:	/s/ Terrence Ronan
	Name:	Terrence Ronan
	Title:	Vice President

APDC, INC.

By:	/s/ Terrence Ronan
	Name:	Terrence Ronan
	Title:	Vice President

[Signature Page to First Amendment]

GUARANTORS (cont.):

APPLIED ENERGY LLC

By:	/s/ Terrence Ronan
	Name:	Terrence Ronan
	Title:	Vice President

ATLANTIC POWER (COASTAL RIVERS) CORPORATION

By:	/s/ Terrence Ronan
	Name:	Terrence Ronan
	Title:	Chief Financial Officer

ATLANTIC POWER ENERGY SERVICES (CANADA) INC.

By:	/s/ Terrence Ronan
	Name:	Terrence Ronan
	Title:	Chief Financial Officer

ATLANTIC POWER ENERGY SERVICES (US) LLC

By:	/s/ Terrence Ronan
	Name:	Terrence Ronan
	Title:	Vice President

ATLANTIC POWER ENTERPRISES LLC

By:	/s/ Terrence Ronan
	Name:	Terrence Ronan
	Title:	Vice President

[Signature Page to First Amendment]

GUARANTORS (cont.):

ATLANTIC POWER FPLP HOLDINGS LLC

By:	/s/ Terrence Ronan
	Name:	Terrence Ronan
	Title:	Vice President

ATLANTIC POWER GENERATION, INC.

By:	/s/ Terrence Ronan
	Name:	Terrence Ronan
	Title:	Vice President

ATLANTIC POWER GP INC.

By:	/s/ Terrence Ronan
	Name:	Terrence Ronan
	Title:	Chief Financial Officer

ATLANTIC POWER GP II, INC.

By:	/s/ Terrence Ronan
	Name:	Terrence Ronan
	Title:	Chief Financial Officer

ATLANTIC POWER HOLDINGS, INC.

By:	/s/ Terrence Ronan
	Name:	Terrence Ronan
	Title:	Vice President

[Signature Page to First Amendment]

GUARANTORS (cont.):

ATLANTIC POWER PREFERRED EQUITY LTD.

By:	/s/ Terrence Ronan
	Name:	Terrence Ronan
	Title:	Chief Financial Officer

ATLANTIC POWER TRANSMISSION, INC.

By:	/s/ Terrence Ronan
	Name:	Terrence Ronan
	Title:	Vice President

ATLANTIC POWER (US) GP
By:	Atlantic Power (US) GP Holdings, Inc., its General Partner

By:	/s/ Terrence Ronan
	Name:	Terrence Ronan
	Title:	Vice President

ATLANTIC POWER (US) GP HOLDINGS, INC.

By:	/s/ Terrence Ronan
	Name:	Terrence Ronan
	Title:	Vice President

ATLANTIC POWER USA LLC

By:	/s/ Terrence Ronan
	Name:	Terrence Ronan
	Title:	Vice President

[Signature Page to First Amendment]

GUARANTORS (cont.):

ATLANTIC POWER USA HOLDINGS LLC

By:	/s/ Terrence Ronan
	Name:	Terrence Ronan
	Title:	Vice President

ATLANTIC POWER USA VENTURES LLC

By:	/s/ Terrence Ronan
	Name:	Terrence Ronan
	Title:	Vice President

ATLANTIC POWER (WILLIAMS LAKE) LTD.

By:	/s/ Terrence Ronan
	Name:	Terrence Ronan
	Title:	Chief Financial Officer

CURTIS/PALMER HYDROELECTRIC COMPANY L.P.
By:	Curtis Palmer LLC, its General Partner

By:	/s/ Terrence Ronan
	Name:	Terrence Ronan
	Title:	Vice President

CURTIS PALMER LLC

By:	/s/ Terrence Ronan
	Name:	Terrence Ronan
	Title:	Vice President

[Signature Page to First Amendment]

GUARANTORS (cont.):

EF KENILWORTH LLC

By:	/s/ Terrence Ronan
	Name:	Terrence Ronan
	Title:	Vice President

EF OXNARD LLC

By:	/s/ Terrence Ronan
	Name:	Terrence Ronan
	Title:	Vice President

FREDERICKSON POWER MANAGEMENT INC.

By:	/s/ Terrence Ronan
	Name:	Terrence Ronan
	Title:	Vice President

MANCHIEF INC.

By:	/s/ Terrence Ronan
	Name:	Terrence Ronan
	Title:	Vice President

MANCHIEF HOLDING LLC

By:	/s/ Terrence Ronan
	Name:	Terrence Ronan
	Title:	Vice President

MANCHIEF POWER COMPANY LLC

By:	/s/ Terrence Ronan
	Name:	Terrence Ronan
	Title:	Vice President

[Signature Page to First Amendment]

GUARANTORS (cont.):

MORRIS COGENERATION, LLC

By:	/s/ Terrence Ronan
	Name:	Terrence Ronan
	Title:	Vice President

[Signature Page to First Amendment]

GOLDMAN SACHS LENDING PARTNERS LLC,
as Administrative Agent

By:	/s/ Douglas Tansey
Authorized Signatory
Douglas Tansey
Authorized Signatory

[Signature Page to First Amendment]

A Voce CLO, Ltd., as a Term Loan Lender

By: Invesco Senior Secured Management, Inc. as Collateral Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

AG Diversified Income Master Fund, L.P., as a Term Loan Lender

BY: Angelo, Gordon & Co., L.P., as Fund Advisor

By	/s/ Maureen D’ Alleva
Name:	Maureen D’ Alleva
Title:	Authorized Signatory

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

American General Life Insurance Company, as a Term Loan Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

American Home Assurance Company, as a Term Loan Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Annisa CLO, Ltd., as a Term Loan Lender

By: Invesco RR Fund L.P. as Collateral Manager
By: Invesco RR Associates LLC, as general partner
By: Invesco Senior Secured Management, Inc. as sole member

By	/s/ Egan, Kevin
Name:	Egan, Kevin
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Apidos CLO IX, as a Term Loan Lender

BY: Its Collateral Manager CVC Credit Partners, LLC

By	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

APIDOS CLO XII, as a Term Loan Lender

BY: Its Collateral Manager CVC Credit Partners, LLC

By	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

APIDOS CLO XIV, as a Term Loan Lender

BY: Its Collateral Manager CVC Credit Partners, LLC

By	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Apidos CLO XIX, as a Term Loan Lender

BY: Its Collateral Manager, CVC Credit Partners, LLC

By	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

APIDOS CLO XV, as a Term Loan Lender

BY: Its Collateral Manager CVC Credit Partners, LLC

By	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

APIDOS CLO XVI, as a Term Loan Lender

BY: Its Collateral Manager CVC Credit Partners, LLC

By	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

APIDOS CLO XVII, as a Term Loan Lender

BY: Its Collateral Manager CVC Credit Partners, LLC

By	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

APIDOS CLO XVIII, as a Term Loan Lender

BY: Its Collateral Manager CVC Credit Partners, LLC

By	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

APIDOS CLO XX, as a Term Loan Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

APIDOS CLO XXI, as a Term Loan Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

APIDOS CLO XXII, as a Term Loan Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Apidos CLO XXIII, as a Term Loan Lender

By: Its Collateral Manager, CVC Credit Partners, LLC

By	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

APIDOS CLO XXIV, as a Term Loan Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Ascension Alpha Fund, LLC, as a Term Loan Lender

By: Pioneer Institutional Asset Management, Inc.
As its adviser

By	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Ascension Health Master Pension Trust, as a Term Loan Lender

By: Pioneer Institutional Asset Management, Inc.
As its adviser

By	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Bank of America, N.A.
(Canada Branch)
as a Revolving Lender

By	/s/ Medina Sales de Andrade
Name:	Medina Sales de Andrade
Title:	Vice President

[Signature Page to First Amendment]

BANK OF LABOR, as a Term Loan Lender

By	/s/ Drew Sleypen
Name:	Drew Sleypen
Title:	Senior Vice President

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☒ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Beazley Furlonge Limited, as a Term Loan Lender

BY: Beazley Furlonge Limited, as managing agent of Syndicate 2623, acting by HPS Investment Partners, LLC, as attorney-in-fact

By	/s/ Jamie Donsky
Name:	Jamie Donsky
Title:	Senior Vice President

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Betony CLO, Ltd., as a Term Loan Lender

By: Invesco Senior Secured Management, Inc. as Collateral Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Blue Cross of Idaho Health Service, Inc., as a Term Loan Lender

By: Seix Investment Advisors LLC, as Investment Manager

By	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Blue Hill CLO, Ltd., as a Term Loan Lender

By: Invesco Senior Secured Management, Inc. as Collateral Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

BlueMountain CLO 2012-2 Ltd, as a Term Loan Lender

BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC,
Its Collateral Manager

By	/s/ Meghan Fornshell
Name:	Meghan Fornshell
Title:	Operations Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Bluemountain CLO 2013-1 LTD., as a Term Loan Lender

BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC.
ITS COLLATERAL MANAGER

By	/s/ Meghan Fornshell
Name:	Meghan Fornshell
Title:	Operations Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Bluemountain CLO 2013-2 LTD., as a Term Loan Lender

BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC.
ITS COLLATERAL MANAGER

By	/s/ Meghan Fornshell
Name:	Meghan Fornshell
Title:	Operations Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Bluemountain CLO 2013-3 Ltd., as a Term Loan Lender

BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC.
ITS COLLATERAL MANAGER

By	/s/ Meghan Fornshell
Name:	Meghan Fornshell
Title:	Operations Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

BlueMountain CLO 2015-3 Ltd, as a Term Loan Lender

By	/s/ Meghan Fornshell
Name:	Meghan Fornshell
Title:	Operations Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

BlueMountain CLO 2015-4, Ltd., as a Term Loan Lender

By: BlueMountain Capital Management, LLC

By	/s/ Meghan Fornshell
Name:	Meghan Fornshell
Title:	Operations Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

BlueMountain CLO 2016-1, Ltd., as a Term Loan Lender

BlueMountain Capital Management, LLC

By	/s/ Meghan Fornshell
Name:	Meghan Fornshell
Title:	Operations Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

BlueMountain CLO 2016-2, Ltd., as a Term Loan Lender

BlueMountain Capital Management, LLC

By	/s/ Meghan Fornshell
Name:	Meghan Fornshell
Title:	Operations Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

BOC Pension Investment Fund, as a Term Loan Lender

BY: Invesco Senior Secured Management, Inc. as Attorney in Fact

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Metropolitan Life Insurance Company

[NAME OF TERM LOAN LENDER], as a Term Loan Lender

By	/s/ Steve Bruno
Name:	Steve Bruno
Title:	Director

[[For Term Loan Lenders requiring a second signature block]

By
Name:
Title:]

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMEND NT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Metropolitan Tower Life Insurance Company

[NAME OF TERM LOAN LENDER], as a Term Loan Lender

By	/s/ Steve Bruno
Name:	Steve Bruno
Title:	Director

[[For Term Loan Lenders requiring a second signature block]

By
Name:
Title:]

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDME AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Brighthouse Life Insurance Co.

[NAME OF TERM LOAN LENDER], as a Term Loan Lender

By	/s/ Steve Bruno
Name:	Steve Bruno
Title:	Director

[[For Term Loan Lenders requiring a second signature block]

By
Name:
Title:]

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

CIFC Funding 2012-II, Ltd., as a Term Loan Lender

By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Authorized Signatory

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

CIFC Funding 2013-I, Ltd., as a Term Loan Lender

By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Authorized Signatory

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

CIFC Funding 2013-II, Ltd., as a Term Loan Lender

By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Authorized Signatory

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

CIFC Funding 2013-III, Ltd., as a Term Loan Lender

By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Senior Investment Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

CIFC Funding 2013-IV, Ltd., as a Term Loan Lender

By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Senior Investment Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

o
CIFC Funding 2014, Ltd., as a Term Loan Lender

By: CIFC Asset Management LLC, its Portfolio Manager

	By	/s/ Elizabeth Chow
	Name:	Elizabeth Chow
	Title:	Senior Investment Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

CIFC Funding 2014- II, Ltd., as a Term Loan Lender

By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Senior Investment Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

CIFC Funding 2014-III, Ltd., as a Term Loan Lender

BY: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Senior Investment Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

CIFC Funding 2014-IV, Ltd, as a Term Loan Lender

BY: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Senior Investment Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

CIFC Funding 2014-V, Ltd., as a Term Loan Lender

By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Senior Investment Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

CIFC Funding 2015-III, Ltd., as a Term Loan Lender

By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Senior Investment Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

CIFC Funding 2015-I, Ltd., as a Term Loan Lender

BY: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Senior Investment Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

CIFC Funding 2015-II, Ltd., as a Term Loan Lender

By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Senior Investment Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

CIFC Funding 2015-IV, Ltd., as a Term Loan Lender

By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Senior Investment Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

CIFC Funding 2015-V, Ltd, as a Term Loan Lender

By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Senior Investment Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

CIFC Funding 2016-I, Ltd., as a Term Loan Lender

By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Senior Investment Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

CIFC Loan Opportunity Fund, Ltd., as a Term Loan Lender

By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Senior Investment Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

City National Rochdale Fixed Income Opportunities Fund, as a Term Loan Lender

By: Seix Investment Advisors LLC, as Subadviser

By	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

The City of New York Group Trust, as a Term Loan Lender

BY: Invesco Senior Secured Management, Inc. as Investment Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

CVP Cascade CLO-1 Ltd., as a Term Loan Lender

BY: Credit Value Partners, LP, as Investment Manager

By	/s/ Joseph Matteo
Name:	Joseph Matteo
Title:	Partner

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

CVP Cascade CLO-2 Ltd., as a Term Loan Lender

BY: Credit Value Partners, LP, as Investment Manager

By	/s/ Joseph Matteo
Name:	Joseph Matteo
Title:	Partner

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

CVP Cascade CLO-3 Ltd., as a Term Loan Lender

By: CVP CLO Manager, LLC as Investment Manager

By	/s/ Joseph Matteo
Name:	Joseph Matteo
Title:	Partner

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Diversified Credit Portfolio Ltd., as a Term Loan Lender

BY: Invesco Senior Secured Management, Inc. as Investment Adviser

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Dunham Floating Rate Bond Fund, as a Term Loan Lender

By	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust, as a Term Loan Lender

By	/s/ David C. Wagner
PPM America, Inc., as sub-adviser
Name:	David C. Wagner
Title:	Managing Director

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☒ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Eastspring Investments US Bank Loan Special Asset Mother Investment Trust [Loan Claim], as a Term Loan Lender

By	/s/ David C. Wagner
PPM America, Inc., as Delegated Manager
Name:	David C. Wagner
Title:	Managing Director

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☒ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Virtus Newfleet Multi-Sector Unconstrained Bond ETF, as a Term Loan Lender

By	/s/ Jennings, Kyle
Name:	Jennings, Kyle
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Invesco US Leveraged Loan Fund 2016-9 a Series Trust of Global Multi Portfolio Investment Trust, as a Term Loan Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

AMADABLUM US Leveraged Loan Fund a Series Trust of Global Multi Portfolio Investment Trust, as a Term Loan Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Signatory

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Invesco Leveraged Loan Fund 2016 A Series Trust of Global Multi Portfolio Investment Trust, as a Term Loan Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Goldman Sachs Lending Partners LLC, as a Revolving Lender

By	/s/ Ushma Dedhiya
Name:	Ushma Dedhiya
Title:	Authorized Signatory

[[For Revolving Lenders requiring a second signature block]

By
Name:
Title:]

[Signature Page to First Amendment]

Halcyon Dynamic Credit Fund II LP, as a Term Loan Lender

BY: Halcyon Loan Investment Management LLC, its Investment Manager

By	/s/ David Martino
Name:	David Martino
Title:	Controller

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Halcyon Loan Advisors Funding 2012-1, Ltd., as a Term Loan Lender

By: Halcyon Loan Advisors 2012-1 LLC as collateral manager

By	/s/ David Martino
Name:	David Martino
Title:	Controller

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Halcyon Loan Advisors Funding 2012-2, Ltd., as a Term Loan Lender

BY: Halcyon Loan Advisors 2012-2 LLC as collateral manager

By	/s/ David Martino
Name:	David Martino
Title:	Controller

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Halcyon Loan Advisors Funding 2013-1 Ltd., as a Term Loan Lender

By	/s/ David Martino
Name:	David Martino
Title:	Controller

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Halcyon Loan Advisors Funding 2013-2 LTD., as a Term Loan Lender

By	/s/ David Martino
Name:	David Martino
Title:	Controller

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Halcyon Loan Advisors Funding 2014-1, Ltd., as a Term Loan Lender

By: Halcyon Loan Advisors 2014-1 LLC as collateral manager

By	/s/ David Martino
Name:	David Martino
Title:	Controller

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Halcyon Loan Advisors Funding 2014-2 Ltd., as a Term Loan Lender

By: Halcyon Loan Advisors 2014-2 LLC as collateral manager

By	/s/ David Martino
Name:	David Martino
Title:	Controller

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Halcyon Loan Advisors Funding 2014-3 Ltd, as a Term Loan Lender

BY: Halcyon Loan Advisors 2014-3 LLC as Collateral Manager

By	/s/ David Martino
Name:	David Martino
Title:	Controller

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Halcyon Loan Advisors Funding 2015-1 Ltd, as a Term Loan Lender

By: Halcyon Loan Advisors 2015-1 LLC as Collateral Manager

By	/s/ David Martino
Name:	David Martino
Title:	Controller

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Halcyon Loan Advisors Funding 2015-2 Ltd., as a Term Loan Lender

By	/s/ David Martino
Name:	David Martino
Title:	Controller

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Halcyon Loan Advisors Funding 2015-3 Ltd, as a Term Loan Lender

By: Halcyon Loan Advisors 2015-3 LLC as Collateral Manager

By	/s/ David Martino
Name:	David Martino
Title:	Controller

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Halcyon Senior Loan Fund I Master LP, as a Term Loan Lender

BY: Halcyon Loan Investment Management LLC as Investment Manager

By	/s/ David Martino
Name:	David Martino
Title:	Controller

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

HarbourView CLO VII, Ltd.. as a Term Loan Lender

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

	By	/s/ Margaret Jones
	Name:	Margaret Jones
	Title:	Associate

[[For Term Loan Lenders requiring a second signature block]

By
Name:
Title:]

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☒ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Liquid Loan Opportunities Master Fund, L.P., as a Term Loan Lender

By: HPS Investment Partners, LLC
Its Investment Manager

By	/s/ Jamie Donsky
Name:	Jamie Donsky
Title:	Senior Vice President

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Highbridge Loan Management 2013-2, Ltd., as a Term Loan Lender

By: HPS Investment Partners, LLC,
Its Investment Manager

By	/s/ Jamie Donsky
Name:	Jamie Donsky
Title:	Senior Vice President

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Highbridge Loan Management 3-2014, Ltd., as a Term Loan Lender

By: HPS Investment Partners, LLC,
Its Investment Manager

By	/s/ Jamie Donsky
Name:	Jamie Donsky
Title:	Senior Vice President

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Highbridge Loan Management 4-2014, Ltd., as a Term Loan Lender

By: HPS Investment Partners, LLC
As the Collateral Manager

By	/s/ Jamie Donsky
Name:	Jamie Donsky
Title:	Senior Vice President

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Highbridge Loan Management 5-2015, Ltd., as a Term Loan Lender

By: HPS Investment Partners, LLC
As the Collateral Manager

By	/s/ Jamie Donsky
Name:	Jamie Donsky
Title:	Senior Vice President

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Highbridge Loan Management 6-2015, Ltd., as a Term Loan Lender

By: HPS Investment Partners, LLC
As the Collateral Manager

By	/s/ Jamie Donsky
Name:	Jamie Donsky
Title:	Senior Vice President

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Highbridge Loan Management 8-2016, Ltd., as a Term Loan Lender

By: HPS Investment Partners, LLC
As the Collateral Manager

By	/s/ Jamie Donsky
Name:	Jamie Donsky
Title:	Senior Vice President

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Highbridge Loan Management 7-2015, Ltd., as a Term Loan Lender

By: HPS Investment Partners, LLC,
its Collateral Manager

By	/s/ Jamie Donsky
Name:	Jamie Donsky
Title:	Senior Vice President

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Honeywell International Inc Master Retirement Trust, as a Term Loan Lender

By	/s/ Kathy News
Name:	Kathy News
Title:	Senior Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION  B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

HPS Loan Management 9-2016, Ltd., as a Term Loan Lender

By: HPS Investment Partners, LLC
As the Collateral Manager

By	/s/ Jamie Donsky
Name:	Jamie Donsky
Title:	Senior Vice President

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Invesco BL Fund, Ltd., as a Term Loan Lender

By: Invesco Management S.A. As Investment Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Invesco Dynamic Credit Opportunities Fund, as a Term Loan Lender

BY: Invesco Senior Secured Management, Inc.
as Sub-advisor

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Invesco Floating Rate Fund, as a Term Loan Lender

BY: Invesco Senior Secured Management, Inc.
as Sub-Adviser

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Invesco Gemini US Loan Fund LLC, as a Term Loan Lender

By: Invesco Senior Secured Management, Inc
as Investment Advisor

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Invesco Loan Fund Series 3 A Series Trust of Multi Manager Global Investment Trust, as a Term Loan Lender

By: Invesco Senior Secured Management, Inc.
as Investment Manager

By	/s/ Egan, Kevin
Name:	Egan, Kevin
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Invesco Senior Income Trust, as a Term Loan Lender

BY: Invesco Senior Secured Management, Inc.
as Sub-advisor

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Invesco Senior Loan Fund, as a Term Loan Lender

BY: Invesco Senior Secured Management, Inc.
as Sub-advisor

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

INVESCO SSL FUND LLC, as a Term Loan Lender

By: Invesco Senior Secured Management, Inc.
as Collateral Manager

By	/s/ Egan, Kevin
Name:	Egan, Kevin
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Invesco Zodiac Funds - Invesco US Senior Loan Fund, as a Term Loan Lender

By: Invesco Senior Secured Management, Inc.
as Investment Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Invesco Zodiac Funds - Invesco Global Senior Loan Select Fund, as a Term Loan Lender

By: Invesco Senior Secured Management, Inc.
as Investment Manager

By	/s/ Egan, Kevin
Name:	Egan, Kevin
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

James River Insurance Company, as a Term Loan Lender

BY: Angelo, Gordon & Co., L.P.
as Investment Manager

By	/s/ Maureen D' Alleva
Name:	Maureen D' Alleva
Title:	Authorized Signatory

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

JRG Reinsurance Company, Ltd., as a Term Loan Lender

BY: Angelo, Gordon & Co., L.P.
as Investment Manager

By	/s/ Maureen D' Alleva
Name:	Maureen D' Alleva
Title:	Authorized Signatory

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Kaiser Foundation Hospitals, as a Term Loan Lender

By: Invesco Senior Secured Management, Inc.
as Investment Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Kaiser Foundation Health Plan, Inc., as named fiduciary of the Kaiser Permanente Group Trust, as a Term Loan Lender

By: Angelo, Gordon & Co., L.P.,
As Investment Manager

By	/s/ Maureen D' Alleva
Name:	Maureen D' Alleva
Title:	Authorized Signatory

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Kaiser Permanente Group Trust, as a Term Loan Lender

By: Invesco Senior Secured Management, Inc. as
Investment Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Kapitalforeningen Investin Pro, US Leveraged Loans I, as a Term Loan Lender

By: Invesco Senior Secured Management, Inc. as
Investment Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Kingsland VI, as a Term Loan Lender

By: Kingsland Capital Management, LLC
as Manager

By	/s/ Katherine Kim
Name:	Katherine Kim
Title:	Authorized Signatory

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Kingsland VII, as a Term Loan Lender

By: Kingsland Capital Management, LLC
as Manager

By	/s/ Katherine Kim
Name:	Katherine Kim
Title:	Authorized Signatory

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Lexington Insurance Company, as a Term Loan Lender

By: Invesco Senior Secured Management, Inc.
as Investment Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Limerock CLO II, Ltd., as a Term Loan Lender

BY: Invesco Senior Secured Management, Inc.
as Collateral Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Limerock CLO III, Ltd., as a Term Loan Lender

BY: Invesco Senior Secured Management, Inc.
as Collateral Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Linde Pension Plan Trust, as a Term Loan Lender

By: Invesco Senior Secured Management, Inc.
as Investment Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Loomis Sayles CLO II, LTD„ as a Term Loan Lender

BY: Loomis, Sayles & Company, L.P.,
Its Collateral Manager

Loomis, Sayles & Company, Incorporated, Its General Partner

By	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Loomis Sayles Senior Floating Rate & Fixed Income Fund, as a Term Loan Lender

By: Loomis, Sayles & Company, L.P.,
Its Investment Manager

By: Loomis, Sayles & Company, Incorporated,
Its General Partner

By	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

NHIT: Senior Floating Rate and Fixed Income Trust, as a Term Loan Lender

By: Loomis Sayles Trust Company, LLC,
its Trustee

By	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

MAMMOTH FUNDING ULC, as a Term Loan Lender

By	/s/ Madonna Sequeira
Name:	Madonna Sequeira
Title:	Authorized Signatory

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Marea CLO, Ltd., as a Term Loan Lender

BY: Invesco Senior Secured Management, Inc.
as Collateral Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Metropolitan Life Insurance Company Separate Account 577

[NAME OF TERM LOAN LENDER], as a Term Loan Lender

By	/s/ Steve Bruno
Name:	Steve Bruno
Title:	Director

[[For Term Loan Lenders requiring a second signature block]

By
Name:
Title:]

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Mountain View CLO 2013-1 Ltd., as a Term Loan Lender

By: Seix Investment Advisors LLC,
as Collateral Manager

By	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Mountain View CLO 2014-1 Ltd., as a Term Loan Lender

By: Seix Investment Advisors LLC,
as Collateral Manager

By	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Mountain View CLO IX Ltd., as a Term Loan Lender

By; Seix Investment Advisors LLC,
as Collateral Manager

By	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Mountain View CLO X Ltd., as a Term Loan Lender

By: Seix Investment Advisors LLC,
as Collateral Manager

By	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

MP CLO III, Ltd., as a Term Loan Lender

By: MP CLO Management LLC, its Manager

By	/s/ Thomas Shandell
Name:	Thomas Shandell
Title:	CEO

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

MP CLO IV, Ltd., as a Term Loan Lender

By: MP CLO Management LLC,
its Manager

By	/s/ Thomas Shandell
Name:	Thomas Shandell
Title:	CEO

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

MP CLO IX, Ltd., as a Term Loan Lender

By: MP CLO Management LLC,
its Collateral Manager

By	/s/ Thomas Shandell
Name:	Thomas Shandell
Title:	CEO

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

MP CLO V, Ltd., as a Term Loan Lender

By: MP CLO Management LLC,
its Manager

By	/s/ Thomas Shandell
Name:	Thomas Shandell
Title:	CEO

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.
[Signature Page to First Amendment]

MP CLO VI, Ltd., as a Term Loan Lender

By: MP CLO Management LLC,
its Manager

By	/s/ Thomas Shandell
Name:	Thomas Shandell
Title:	CEO

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

MP CLO VII, Ltd., as a Term Loan Lender

By: MP CLO Management LLC,
its Collateral Manager

By	/s/ Thomas Shandell
Name:	Thomas Shandell
Title:	CEO

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

MP CLO VIII, Ltd., as a Term Loan Lender

By: MP CLO Management LLC,
its Collateral Manager

By	/s/ Thomas Shandell
Name:	Thomas Shandell
Title:	CEO

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Union Bank, Canada Branch as a Revolving Lender

By	Anne Collins
Name: Anne Collins
Title: Director

[Signature Page to First Amendment]

Invesco Bank Loan Fund A Series Trust of Multi Manager Global Investment Trust, as a Term Loan Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

AMJ Bank Loan Fund SERIES 2 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST, as a Term Loan Lender

By	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

AMJ LOAN FUND SERIES 3 A SERIES TRUST OF MULTIMANAGER GLOBAL INVESTMENT TRUST, as a Term Loan Lender

By: Brown Brothers Harriman Trust Company (Cayman) Limited acting solely in its capacity as trustee of AMJ Loan Fund Series 3, a series trust of Multi Manager Global Investment Trust, acting by HPS Investment Partners, LLC as attorney-in-fact

By	/s/ Wellington Chin
Name: Wellington Chin
Title: Senior Vice President

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Invesco Bank Loan Fund Series 2 A Series Trust of Multi Manager Global Investment Trust, as a Term Loan Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

AMJ Bank Loan Fund A Series Trust of Multimanager Global Investment Trust, as a Term Loan Lender

BY: Brown Brothers Harriman Trust Company (Cayman) Limited acting solely in its capacity as trustee of AMJ Bank Loan Fund, a series trust of Multi Manager Global Investment Trust, acting by Highbridge Principal Strategies, LLC as attorney-in-fact, and expressly on the basis that the parties agree they shall not have recourse to the assets of Multi

By	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Multi Sector Value Bond Fund, as a Term Loan Lender

By: Pioneer Institutional Asset Management, Inc. As its adviser

By	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A - CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B - CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Invesco Polaris US Bank Loan Fund, as a Term Loan Lender

BY: Invesco Senior Secured Management, Inc. as Investment Manager

By	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A - CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B - CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

National Union Fire Insurance Company of Pittsburgh, Pa., as a Term Loan Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A - CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B - CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Newfleet CLO 2016-1, Ltd., as a Term Loan Lender

By	/s/ Jennings, Kyle
Name: Jennings, Kyle
Title: Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Nomad CLO, Ltd., as a Term Loan Lender

BY: Invesco Senior Secured Management, Inc. as Collateral Manager

By	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

North End CLO, Ltd, as a Term Loan Lender

BY: Invesco Senior Secured Management, Inc. as Investment Manager

By	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

NORTHWOODS CAPITAL IX, LIMITED, as a Term Loan Lender

By: Angelo, Gordon & Co., LP as Collateral Manager

By	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

NORTHWOODS CAPITAL X, LIMITED, as a Term Loan Lender

BY: Angelo, Gordon & Co., LP As Collateral Manager

By	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

NORTHWOODS CAPITAL XI, LIMITED, as a Term Loan Lender

BY: Angelo, Gordon & Co., LP As Collateral Manager

By	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

NORTHWOODS CAPITAL XII, LIMITED, as a Term Loan Lender

BY: Angelo, Gordon & Co., LP As Collateral Manager

By	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Northwoods Capital XIV, Limited, as a Term Loan Lender

BY: Angelo, Gordon & Co., LP
As Collateral Manager

By	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

OCP CLO 2012-2, Ltd.
By: Onex Credit Partners, LLC, as Collateral Manager

as a Term Loan Lender

By	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDM NT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☒ Consent and agree to the First Amendment and continue as a Term Loan Lender under tredit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

OCP CLO 2013-3, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager

as a Term Loan Lender

By	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDM NT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☒ Consent and agree to the First Amendment and continue as a Term Loan Lender under tredit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

OCP CLO 2013-4, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager

as a Term Loan Lender

By	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMNT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☒ Consent and agree to the First Amendment and continue as a Term Loan Lender under tredit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

OCP CLO 2014-5, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager

as a Term Loan Lender

By	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMNT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☒ Consent and agree to the First Amendment and continue as a Term Loan Lender under tredit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

OCP CLO 2014-6, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager

as a Term Loan Lender

By	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMNT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☒ Consent and agree to the First Amendment and continue as a Term Loan Lender under tredit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

OCP CLO 2014-7, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager

as a Term Loan Lender

By	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMNT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☒ Consent and agree to the First Amendment and continue as a Term Loan Lender under tredit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

OCP CLO 2015-8, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager

as a Term Loan Lender

By	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMNT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☒ Consent and agree to the First Amendment and continue as a Term Loan Lender under tredit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

OCP CLO 2015-9, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager

as a Term Loan Lender

By	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMNT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☒ Consent and agree to the First Amendment and continue as a Term Loan Lender under tredit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

OCP CLO 2016-11, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager

as a Term Loan Lender

By	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMNT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☒ Consent and agree to the First Amendment and continue as a Term Loan Lender under tredit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

OFSI Fund VI, Ltd.
By:	OFS Capital Management, LLC
Its:	Collater Manager
	By:	/s/ Joseph Desapri
	Name:	JOSEPH DESAPRI
	Title:	DIRECTOR

“as a Term Loan Lender”

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDME AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

OFSI Fund VII, Ltd.
By:	OFS Capital Management, LLC
Its:	Collater Manager
	By:	/s/ Joseph Desapri
	Name:	JOSEPH DESAPRI
	Title:	DIRECTOR

“as a Term Loan Lender”

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDME AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Palmer Square CLO 2013-1, Ltd, as a Term Loan Lender

By: Palmer Square Capital Management LLC, as Portfolio Manager

By	/s/ Matt Bloomfield
Name: Matt Bloomfield
Title: Managing Director/Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Palmer Square CLO 2013-2, Ltd, as a Term Loan Lender

By: Palmer Square Capital Management LLC, as Portfolio Manager

By	/s/ Matt Bloomfield
Name: Matt Bloomfield
Title: Managing Director/Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Palmer Square CLO 2015-1, Ltd, as a Term Loan Lender

BY: Palmer Square Capital Management LLC, as Portfolio Manager

By	/s/ Matt Bloomfield
Name: Matt Bloomfield
Title: Managing Director/Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Palmer Square CLO 2015-2, Ltd, as a Term Loan Lender

BY: Palmer Square Capital Management LLC, as Portfolio Manager

By	/s/ Matt Bloomfield
Name: Matt Bloomfield
Title: Managing Director/Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Palmer Square CLO 2017-1, Ltd, as a Term Loan Lender

By: Palmer Square Capital Management LLC, as Servicer

By	/s/ Matt Bloomfield
Name: Matt Bloomfield
Title: Managing Director/Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Palmer Square Loan Funding 2016-2, Ltd, as a Term Loan Lender

By: Palmer Square Capital Management LLC, as Servicer

By	/s/ Matt Bloomfield
Name: Matt Bloomfield
Title: Managing Director/Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Palmer Square Loan Funding 2016-3, Ltd, as a Term Loan Lender

By: Palmer Square Capital Management LLC, as Servicer

By	/s/ Matt Bloomfield
Name: Matt Bloomfield
Title: Managing Director/Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Pioneer Diversified High Income Trust, as a Term Loan Lender

By: Pioneer Investment Management, Inc.
As its adviser

By	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Pioneer Floating Rate Fund, as a Term Loan Lender

By: Pioneer Investment Management, Inc.
As its adviser

By	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Pioneer Floating Rate Trust, as a Term Loan Lender

By: Pioneer Investment Management, Inc.
As its adviser

By	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Pioneer Institutional Multi-Sector Fixed Income Portfolio, as a Term Loan Lender

By: Pioneer Institutional Asset Management, Inc.
As its adviser

By	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Pioneer Investments Diversified Loans Fund, as a Term Loan Lender

By	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Pioneer Multi-Asset Ultrashort Income Fund, as a Term Loan Lender

By: Pioneer Investment Management, Inc.
As its adviser

By	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Pioneer Classic Balanced Fund, as a Term Loan Lender

By: Pioneer Investment Management, Inc.
As its adviser

By	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Pioneer Short Term Income Fund, as a Term Loan Lender

By: Pioneer Investment Management, Inc.
As its adviser

By	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Pioneer Solutions SICAV -- Global Floating Rate Income, as a Term Loan Lender

By: Pioneer Investment Management, Inc.,
As its adviser

By	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Pioneer Strategic Income Fund, as a Term Loan Lender

By: Pioneer Investment Management, Inc.
As its adviser

By	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Pioneer Strategic Income VCT Portfolio, as a Term Loan Lender

By: Pioneer Investment Management, Inc.
As its adviser

By	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Pioneer Bond VCT Portfolio, as a Term Loan Lender

By: Pioneer Investment Management, Inc.
As its adviser

By	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Recette CLO, Ltd., as a Term Loan Lender

By: Invesco Senior Secured Management, Inc. as Collateral Manager

By	/s/ Egan, Kevin
Name:	Egan, Kevin
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

RidgeWorth Funds - Seix Floating Rate High Income Fund, as a Term Loan Lender

By: Seix Investment Advisors LLC, as Subadviser

By	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Riserva CLO, Ltd, as a Term Loan Lender

By: Invesco RR Fund L.P. as Collateral Manager
By: Invesco RR Associates LLC, as general partner
By: Invesco Senior Secured Management, Inc. as sole member

By	/s/ Egan, Kevin
Name:	Egan, Kevin
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Royal Bank of Canada, as a Revolving Lender

By	/s/ Frank Lambrinos
Name:	Frank Lambrinos
Title:	Authorized Signatory

[Signature Page to First Amendment]

SC Pro Loan VII Limited, as a Term Loan Lender

By	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Seix Multi-Sector Absolute Return Fund L.P., as a Term Loan Lender

By: Seix Multi-Sector Absolute Return Fund GP LLC, in its capacity as sole general partner

By: Seix Investment Advisors LLC, its sole member

By	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Sentry Insurance a Mutual Company, as a Term Loan Lender

BY: Invesco Senior Secured Management, Inc. as Sub-Advisor

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Signature Global Asset Management, a division of CI Investments Inc., on behalf of certain funds managed by it:

MEI: CA1L028884 / Signature Corporate Bond Fund, as a Term Loan Lender

~~as a Lender~~  JG

By:	/s/ Darren Arrowsmith
	Name:	Darren Arrowsmith
	Title:	VP - Portfolio Management

/s/ Geofrey Marshall
	Name:	Geofrey Marshall
	Title:	SVP - Portfolio Management

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to'

OPTION A - CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment,

OPTION B - CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Signature Global Asset Management, a division of CI Investments Inc., on behalf of certain funds managed by it:

MEI: CAlL124428 / Signature High Income Fund as, a Term Loan Lender

~~as a Lender~~  JG

By:	/s/ Darren Arrowsmith
	Name:	Darren Arrowsmith
	Title:	VP - Portfolio Management

/s/ Geofrey Marshall
	Name:	Geofrey Marshall
	Title:	SVP - Portfolio Management

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to'

OPTION A - CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment,

OPTION B - CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Signature Global Asset Management, a division of CI Investments Inc., on behalf of certain funds managed by it:

MEI: CAlL201747 / Signature Global Income & Growth Fund, as a Term Loan Lender

~~as a Lender~~  JG

By:	/s/ Darren Arrowsmith
	Name:	Darren Arrowsmith
	Title:	VP - Portfolio Management

/s/ Geofrey Marshall
	Name:	Geofrey Marshall
	Title:	SVP - Portfolio Management

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to'

OPTION A - CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment,

OPTION B - CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Signature Global Asset Management, a division of CI Investments Inc., on behalf of certain funds managed by it:

MEI: CA0M000826 / Signature Diversified Yield II Fund, as a Term Loan Lender

~~as a Lender~~  JG

By:	/s/ Darren Arrowsmith
	Name:	Darren Arrowsmith
	Title:	VP - Portfolio Management

/s/ Geofrey Marshall
	Name:	Geofrey Marshall
	Title:	SVP - Portfolio Management

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to'

OPTION A - CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment,

OPTION B - CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Signature Global Asset Management, a division of CI Investments Inc., on behalf of certain funds managed by it:

MEI: CA1L124386 / Signature Income & Growth Fund, as a Term Loan Lender

~~as a Lender~~  JG

By:	/s/ Darren Arrowsmith
	Name:	Darren Arrowsmith
	Title:	VP - Portfolio Management

/s/ Geofrey Marshall
	Name:	Geofrey Marshall
	Title:	SVP - Portfolio Management

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to'

OPTION A - CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment,

OPTION B - CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Signature Global Asset Management, a division of CI Investments Inc., on behalf of certain funds managed by it:

MEI: CA0M001XV2 / Signature Diversified Yield Corp Class, as a Term Loan Lender

~~as a Lender~~  JG

By:	/s/ Darren Arrowsmith
	Name:	Darren Arrowsmith
	Title:	VP - Portfolio Management

/s/ Geofrey Marshall
	Name:	Geofrey Marshall
	Title:	SVP - Portfolio Management

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to'

OPTION A - CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment,

OPTION B - CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Signature Global Asset Management, a division of CI Investments Inc., on behalf of certain funds managed by it:

MEI: CA0M001ZD5 / Signature Tactical Bond Pool, as a Term Loan Lender

~~as a Lender~~  JG

By:	/s/ Darren Arrowsmith
Name: Darren Arrowsmith
Title: VP - Portfolio Management

/s/ Geofrey Marshall
	Name:	Geofrey Marshall
	Title:	SVP - Portfolio Management

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Signature Global Asset Management, a division of CI Investments Inc., on behalf of certain funds managed by it:

MEI: CA1L139251 / Enhanced Income Pool, as a Term Loan Lender

~~as a Lender~~  JG

By:	/s/ Darren Arrowsmith
Name: Darren Arrowsmith
Title: VP - Portfolio Management

/s/ Geofrey Marshall
	Name:	Geofrey Marshall
	Title:	SVP - Portfolio Management

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Signature Global Asset Management, a division of CI Investments Inc., on behalf of certain funds managed by it:

MEI: CA1L460400 / Signature High Yield Bond II Fund, as a Term Loan Lender

~~as a Lender~~  JG

By:	/s/ Darren Arrowsmith
Name: Darren Arrowsmith
Title: VP - Portfolio Management

/s/ Geofrey Marshall
	Name:	Geofrey Marshall
	Title:	SVP - Portfolio Management

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Signature Global Asset Management, a division of CI Investments Inc., on behalf of certain funds managed by it:

MEI: CA1L460418 / Canadian Fixed Income Pool, as a Term Loan Lender

~~as a Lender~~  JG

By:	/s/ Darren Arrowsmith
Name: Darren Arrowsmith
Title: VP - Portfolio Management

/s/ Geofrey Marshall
	Name:	Geofrey Marshall
	Title:	SVP - Portfolio Management

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Signature Global Asset Management, a division of CI Investments Inc., on behalf of certain funds managed by it:

MEI: CA0M001S47 / Enhanced Income Corporate Class, as a Term Loan Lender

~~as a Lender~~  JG

By:	/s/ Darren Arrowsmith
Name: Darren Arrowsmith
Title: VP - Portfolio Management

/s/ Geofrey Marshall
	Name:	Geofrey Marshall
	Title:	SVP - Portfolio Management

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Signature Global Asset Management, a division of CI Investments inc., on behalf of certain funds managed by it:

MEI: CA0M0020S7 / Canadian Fixed Income Pool DD, as a Term Loan Lender

~~as a Lender~~  JG

By:	/s/ Darren Arrowsmith
Name: Darren Arrowsmith
Title: VP - Portfolio Management

/s/ Geofrey Marshall
	Name:	Geofrey Marshall
	Title:	SVP - Portfolio Management

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Signature Global Asset Management, a division of CI Investments inc., on behalf of certain funds managed by it:

MEI: CA0M001ZF0 / ~~CI US-Income-Pool-FOF~~, as a Term Loan Lender CI U.S. INCOME US$ POOL

/s/ [ILLEGIBLE]
~~as a Lender~~  JG

By:	/s/ Darren Arrowsmith
Name: Darren Arrowsmith
Title: VP - Portfolio Management

/s/ Geofrey Marshall
	Name:	Geofrey Marshall
	Title:	SVP - Portfolio Management

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Signature Global Asset Management, a division of CI Investments inc., on behalf of certain funds managed by it:

MEI: CA1L313146 / ~~CI Income Fund BB~~, as a Term Loan Lender CI INCOME FUND

/s/ [ILLEGIBLE]
~~as a Lender~~  JG

By:	/s/ Darren Arrowsmith
Name: Darren Arrowsmith
Title: VP - Portfolio Management

/s/ Geofrey Marshall
	Name:	Geofrey Marshall
	Title:	SVP - Portfolio Management

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Stichting Pensioenfonds Medische Specialisten, as a Term Loan Lender

By: Pioneer Institutional Asset Management, Inc.
As its adviser

By	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

AIG Flexible Credit Fund, as a Term Loan Lender

By	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Swiss Capital Alternative Strategies Funds SPC for the Account of SC Alternative Strategy 7SP, as a Term Loan Lender

By	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Swiss Capital Pro Loan III plc, as a Term Loan Lender

By	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Swiss Capital Pro Loan V plc, as a Term Loan Lender

By	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Swiss Capital Pro Loan V, as a Term Loan Lender

By	/s/ David Martino
Name:	David Martino
Title:	Controller

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Swiss Capital Pro Loan VI PLC, as a Term Loan Lender

By	/s/ David Martino
Name:	David Martino
Title:	Controller

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

SC PRO LOAN VII LTD., as a Term Loan Lender

By	/s/ David Martino
Name:	David Martino
Title:	Controller

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Swiss capital Pro Loan VIII PLC, as a Term Loan Lender

By	/s/ David Martino
Name:	David Martino
Title:	Controller

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Swiss Capital Pro Loan VIII PLC, as a Term Loan Lender

By	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

The Doctors Company - an Interinsurance Exchange, as a Term Loan Lender

By:	Pioneer Institutional Asset Management, Inc.,
As its adviser

By	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Trinitas CLO I, Ltd., as a Term Loan Lender

By	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer of Triumph Capital Advisors, LLC As Asset Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.
[Signature Page to First Amendment]

Trinitas CLO II, Ltd., as a Term Loan Lender

By	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Trinitas CLO III, Ltd., as a Term Loan Lender

By	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Trinitas CLO IV, Ltd., as a Term Loan Lender

By	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Twin Lake Total Return Partners QP LP, as a Term Loan Lender

By	/s/ Paulos Strike 4/4/17
Name:	Paulos Strike
Title:	Assistant Portfolio Manager

RMB Capital Management, LLC as investment advisor for:
Twin Lake Total Return Partners QP LP
Twin Lake Total Return Partners LP
Iron Road Multi-Strategy Fund LP
Iron Road Diversified Fund LP

[[For Term Loan Lenders requiring a second signature block]

By
Name:
Title:]

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☒ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Twin Lake Total Return Partners LP, as a Term Loan Lender

By	/s/ Paulos Strike 4/4/17
Name:	Paulos Strike
Title:	Assistant Portfolio Manager

RMB Capital Management, LLC as investment advisor for:
Twin Lake Total Return Partners QP LP
Twin Lake Total Return Partners LP
Iron Road Multi-Strategy Fund LP
Iron Road Diversified Fund LP

[[For Term Loan Lenders requiring a second signature block]

By
Name:
Title:]

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☒ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Iron Road Multi-Strategy Fund LP, as a Term Loan Lender

By	/s/ Paulos Strike 4/4/17
Name:	Paulos Strike
Title:	Assistant Portfolio Manager

RMB Capital Management, LLC as investment advisor for:
Twin Lake Total Return Partners QP LP
Twin Lake Total Return Partners LP
Iron Road Multi-Strategy Fund LP
Iron Road Diversified Fund LP

[[For Term Loan Lenders requiring a second signature block]

By
Name:
Title:]

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☒ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Iron Road Diversified Fund LP, as a Term Loan Lender

By	/s/ Paulos Strike 4/4/17
Name:	Paulos Strike
Title:	Assistant Portfolio Manager

RMB Capital Management, LLC as investment advisor for:
Twin Lake Total Return Partners QP LP
Twin Lake Total Return Partners LP
Iron Road Multi-Strategy Fund LP
Iron Road Diversified Fund LP

[[For Term Loan Lenders requiring a second signature block]

By
Name:
Title:]

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☒ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Upland CLO, Ltd., as a Term Loan Lender

By: Invesco Senior Secured Management, Inc. as Collateral Manager

By	/s/ Egan, Kevin
Name:	Egan, Kevin
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

The United States Life Insurance Company In the City of New York, as a Term Loan Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

The Variable Annuity Life Insurance Company, as a Term Loan Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Ballyrock CLO 2016-1 Limited

By: Ballyrock Investment Advisors LLC, as Collateral Manager, as a Term Loan Lender

By	/s/ Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Variable Insurance Products Fund: Floating Rate High Income Portfolio, as a Term Loan Lender

By	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Fidelity Floating Rate High Income Fund

for Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Fund, as a Term Loan Lender

By	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Fidelity Summer Street Trust: Fidelity Series Floating Rate High Income Fund, as a Term Loan Lender

By	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Fidelity Floating Rate High Income Investment Trust

for Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Investment Trust, as a Term Loan Lender

By	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Fidelity Securities Fund: Fidelity Series Real Estate Income Fund, as a Term Loan Lender

By	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Fidelity Income Fund: Fidelity Total Bond Fund, as a Term Loan Lender

By	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Fund, as a Term Loan Lender

By	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Fidelity Securities Fund: Fidelity Real Estate Income Fund, as a Term Loan Lender

By	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Fidelity Advisor Series I: Fidelity Advisor Floating Rate High Income Fund, as a Term Loan Lender

By	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Fidelity Qualifying Investor Funds Plc

By: FIAM LLC as Sub Advisor, as a Term Loan Lender

By	/s/ David Censorio
Name: David Censorio
Title: Vice President

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Advanced Series Trust-AST FI Pyramis Quantitative Portfolio

By: FIAM LLC as Investment Manager, as a Term Loan Lender

By	/s/ David Censorio
Name: David Censorio
Title: Vice President

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

FIAM Leveraged Loan, LP

By: FIAM LLC as Investment Manager, as a Term Loan Lender

By	/s/ David Censorio
Name: David Censorio
Title: Vice President

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

FIAM Floating Rate High Income Commingled Pool

By: Fidelity Institutional Asset Management Trust
Company as Trustee, as a Term Loan Lender

By	/s/ David Censorio
Name: David Censorio
Title: Vice President

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

VENTURE XII CLO, Limited, as a Term Loan Lender

BY: its investment advisor
MJX Asset Management LLC

By	/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

VENTURE XIII CLO, Limited, as a Term Loan Lender

BY: its Investment Advisor
MJX Asset Management LLC

By	/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

VENTURE XIV CLO, Limited, as a Term Loan Lender

By: its investment advisor
MJX Asset Management LLC

By	/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

VENTURE XIX CLO, Limited, as a Term Loan Lender

By: its investment advisor
MJX Asset Management LLC

By	/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

VENTURE XV CLO, Limited, as a Term Loan Lender

By: its investment advisor
MJX Asset Management LLC

By	/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

VENTURE XVI CLO, Limited, as a Term Loan Lender

By: its investment advisor
MJX Asset Management LLC

By	/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Venture XVII CLO Limited, as a Term Loan Lender

BY: its investment advisor,
MJX Asset Management, LLC

By	/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Venture XVIII CLO, Limited, as a Term Loan Lender

By: its investment advisor
MJX Asset Management LLC

By	/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

VENTURE XX CLO, Limited, as a Term Loan Lender

By: its investment advisor
MJX Asset Management LLC

By	/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Venture XXI CLO, Limited, as a Term Loan Lender

By: its investment advisor
MJX Asset Management LLC

By	/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Venture XXII CLO Limited, as a Term Loan Lender

By: its investment advisor
MJX Asset Management LLC

By	/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Venture XXIII CLO, Limited, as a Term Loan Lender

By: its investment advisor
MJX Asset Management LLC

By	/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Venture XXIV CLO, Limited, as a Term Loan Lender

By: its investment advisor
MJX Asset Management LLC

By	/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Venture XXVI CLO, Limited, as a Term Loan Lender

By: its investment advisor
MJX Venture Management LLC

By	/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Virtus Global Multi Sector Income Fund, as a Term Loan Lender

By	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Virtus Multi-Sector Intermediate Bond Fund f/k/a
Virtus Multi Sector Fixed Income Fund, as a Term
Loan Lender

By	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Virtus Bond Fund, as a Term Loan Lender

By	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Virtus Senior Floating Rate Fund, as a Term Loan Lender

By	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Virtus Tactical Allocation Fund, as a Term Loan Lender

By	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Virtus Total Return Fund, as a Term Loan Lender

By	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

VVIT: Virtus Multi-Sector Fixed Income Series, as a Term Loan Lender

By	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Wells Fargo Bank, N.A., as a Revolving Lender

By	/s/ Bobby Ausman
Name:	Bobby Ausman
Title:	Vice President

[Signature Page to First Amendment]

WELLS FARGO BANK N.A., as a Term Loan Lender

By	/s/ Brian Grabenstein
Name:	Brian Grabenstein
Title:	MD

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Term Loan Lender

By	/s/ Jill Hamilton
Name:	Jill Hamilton
Title:	Director

[[For Term Loan Lenders requiring a second signature block]

By
Name:
Title:]

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Wintrust Bank, as a Term loan Lender

By	/s/ Amanda Scott
Name:	Amanda Scott
Title:	Officer

[[For Term Loan Lenders requiring a second signature block]

By
Name:
Title:]

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☒ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

WM Pool - High Yield Fixed Interest Trust, as a Term Loan Lender

By: Loomis, Sayles & Company, L.P., its Investment Manager
By: Loomis, Sayles & Company, Incorporated, its General Partner

By	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

ZAIS CLO 1, Limited, as a Term Loan Lender

ZAIS CLO 1, Limited

By	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

ZAIS CLO 2, Limited, as a Term Loan Lender

ZAIS CLO 2, Limited

By	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

ZAIS CLO 3, Limited, as a Term Loan Lender

ZAIS CLO 3, Limited

By	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

A Voce CLO, Ltd., as a Term Loan Lender

By: Invesco Senior Secured Management, Inc. as Collateral Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

AG Diversified Income Master Fund, L.P., as a Term Loan Lender

BY: Angelo, Gordon & Co., L.P., as Fund Advisor

By	/s/ Maureen D' Alleva
Name:	Maureen D' Alleva
Title:	Authorized Signatory

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

American General Life Insurance Company, as a Term Loan Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

American Home Assurance Company, as a Term Loan Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Annisa CLO, Ltd., as a Term Loan Lender

By: Invesco RR Fund L.P. as Collateral Manager
By: Invesco RR Associates LLC, as general partner
By: Invesco Senior Secured Management, Inc. as sole member

By	/s/ Egan, Kevin
Name:	Egan, Kevin
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Apidos CLO IX, as a Term Loan Lender

BY: Its Collateral Manager CVC Credit Partners, LLC

By	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

APIDOS CLO XII, as a Term Loan Lender

BY: Its Collateral Manager CVC Credit Partners, LLC

By	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

APIDOS CLO XIV, as a Term Loan Lender

BY: Its Collateral Manager CVC Credit Partners, LLC

By	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Apidos CLO XIX, as a Term Loan Lender

BY: Its Collateral Manager, CVC Credit Partners, LLC

By	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

APIDOS CLO XV, as a Term Loan Lender

BY: Its Collateral Manager CVC Credit Partners, LLC

By	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

APIDOS CLO XVI, as a Term Loan Lender

BY: Its Collateral Manager CVC Credit Partners, LLC

By	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

APIDOS CLO XVII, as a Term Loan Lender

BY: Its Collateral Manager CVC Credit Partners, LLC

By	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

APIDOS CLO XVIII, as a Term Loan Lender

BY: Its Collateral Manager CVC Credit Partners, LLC

By	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

APIDOS CLO XX, as a Term Loan Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

APIDOS CLO XXI, as a Term Loan Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

APIDOS CLO XXII, as a Term Loan Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Apidos CLO XXIII, as a Term Loan Lender

By: Its Collateral Manager, CVC Credit Partners, LLC

By	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

APIDOS CLO XXIV, as a Term Loan Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Ascension Alpha Fund, LLC, as a Term Loan Lender

By: Pioneer Institutional Asset Management, Inc. As its adviser

By	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Ascension Health Master Pension Trust, as a Term Loan Lender

By: Pioneer Institutional Asset Management, Inc. As its adviser

By	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Bank of America, N.A.
(Canada Branch)
As a Revolving Lender

By	/s/ Medina Sales de Andrade
Name:	Medina Sales de Andrade
Title:	Vice President

[Signature Page to First Amendment]

BANK OF LABOR, as a Term Loan Lender

By	/s/ Drew Sleypen
Name:	Drew Sleypen
Title:	Senior Vice President

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☒ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Beazley Furlonge Limited, as a Term Loan Lender

BY: Beazley Furlonge Limited, as managing agent of Syndicate 2623, acting by HPS Investment Partners, LLC, as attorney-in-fact

By	/s/ Jamie Donsky
Name:	Jamie Donsky
Title:	Senior Vice President

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Betony CLO, Ltd., as a Term Loan Lender

By: Invesco Senior Secured Management, Inc. as Collateral Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Blue Cross of Idaho Health Service, Inc., as a Term Loan Lender

By: Seix Investment Advisors LLC, as Investment Manager

By	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Blue Hill CLO, Ltd., as a Term Loan Lender

By: Invesco Senior Secured Management, Inc. as Collateral Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

BlueMountain CLO 2012-2 Ltd, as a Term Loan Lender

BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC,
Its Collateral Manager

By	/s/ Meghan Fornshell
Name:	Meghan Fornshell
Title:	Operations Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Bluemountain CLO 2013-1 LTD., as a Term Loan Lender

BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC.
ITS COLLATERAL MANAGER

By	/s/ Meghan Fornshell
Name:	Meghan Fornshell
Title:	Operations Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Bluemountain CLO 2013-2 LTD., as a Term Loan Lender

BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC.
ITS COLLATERAL MANAGER

By	/s/ Meghan Fornshell
Name:	Meghan Fornshell
Title:	Operations Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Bluemountain CLO 2013-3 Ltd., as a Term Loan Lender

BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC.
ITS COLLATERAL MANAGER

By	/s/ Meghan Fornshell
Name:	Meghan Fornshell
Title:	Operations Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

BlueMountain CLO 2015-3 Ltd, as a Term Loan Lender

By	/s/ Meghan Fornshell
Name:	Meghan Fornshell
Title:	Operations Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

BlueMountain CLO 2015-4, Ltd., as a Term Loan Lender

By: BlueMountain Capital Management, LLC

By	/s/ Meghan Fornshell
Name:	Meghan Fornshell
Title:	Operations Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

BlueMountain CLO 2016-1, Ltd., as a Term Loan Lender

BlueMountain Capital Management, LLC

By	/s/ Meghan Fornshell
Name:	Meghan Fornshell
Title:	Operations Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

BlueMountain CLO 2016-2, Ltd., as a Term Loan Lender

BlueMountain Capital Management, LLC

By	/s/ Meghan Fornshell
Name:	Meghan Fornshell
Title:	Operations Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

BOC Pension Investment Fund, as a Term Loan Lender

BY: Invesco Senior Secured Management, Inc. as Attorney in Fact

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Metropolitan Life Insurance Company

[NAME OF TERM LOAN LENDER], as a Term Loan Lender

By	/s/ Stere Bruno
Name:	Stere Bruno
Title:	Director

[[For Term Loan Lenders requiring a second signature block]

By
Name:
Title:]

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Metropolitan Tower Life Insurance Company

[NAME OF TERM LOAN LENDER], as a Term Loan Lender

By	/s/ Stere Bruno
Name:	Stere Bruno
Title:	Director

[[For Term Loan Lenders requiring a second signature block]

By
Name:
Title:]

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Brighthouse Life Insurance Co.

[NAME OF TERM LOAN LENDER], as a Term Loan Lender

By	/s/ Stere Bruno
Name:	Stere Bruno
Title:	Director

[[For Term Loan Lenders requiring a second signature block]

By
Name:
Title:]

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

CIFC Funding 2012-II, Ltd., as a Term Loan Lender

By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Authorized Signatory

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

CIFC Funding 2013-I, Ltd., as a Term Loan Lender

By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Authorized Signatory

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

CIFC Funding 2013-II, Ltd., as a Term Loan Lender

By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Authorized Signatory

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

CIFC Funding 2013-III, Ltd., as a Term Loan Lender

By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Senior Investment Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

CIFC Funding 2013-IV, Ltd., as a Term Loan Lender

By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Senior Investment Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

CIFC Funding 2014, Ltd., as a Term Loan Lender

By: CIFC Asset Management LLC, its Portfolio Manager

By	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Senior Investment Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

CIFC Funding 2014-II, Ltd., as a Term Loan Lender

By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Senior Investment Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

CIFC Funding 2014-III, Ltd., as a Term Loan Lender

BY: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Senior Investment Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

CIFC Funding 2014-IV, Ltd, as a Term Loan Lender

BY: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Senior Investment Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

CIFC Funding 2014-V, Ltd., as a Term Loan Lender

By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Senior Investment Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

CIFC Funding 2015-III, Ltd., as a Term Loan Lender

By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Senior Investment Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

CIFC Funding 2015-I, Ltd., as a Term Loan Lender

BY: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Senior Investment Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

CIFC Funding 2015-II, Ltd., as a Term Loan Lender

By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Senior Investment Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

CIFC Funding 2015-IV, Ltd., as a Term Loan Lender

By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Senior Investment Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

CIFC Funding 2015-V, Ltd, as a Term Loan Lender

By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Senior Investment Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

CIFC Funding 2016-I, Ltd., as a Term Loan Lender

By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Senior Investment Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

CIFC Loan Opportunity Fund, Ltd., as a Term Loan Lender

By: CIFC Asset Management LLC, its Collateral Manager

By	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Senior Investment Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

City National Rochdale Fixed Income Opportunities Fund, as a Term Loan Lender

By: Seix Investment Advisors LLC, as Subadviser

By	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

The City of New York Group Trust, as a Term Loan Lender

BY: Invesco Senior Secured Management, Inc. as Investment Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

CVP Cascade CLO-1 Ltd., as a Term Loan Lender

BY: Credit Value Partners, LP, as Investment Manager

By	/s/ Joseph Matteo
Name:	Joseph Matteo
Title:	Partner

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

CVP Cascade CLO-2 Ltd., as a Term Loan Lender

BY: Credit Value Partners, LP, as Investment Manager

By	/s/ Joseph Matteo
Name:	Joseph Matteo
Title:	Partner

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

CVP Cascade CLO-3 Ltd., as a Term Loan Lender

By: CVP CLO Manager, LLC as Investment Manager

By	/s/ Joseph Matteo
Name:	Joseph Matteo
Title:	Partner

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Diversified Credit Portfolio Ltd., as a Term Loan Lender

BY: Invesco Senior Secured Management, Inc. as Investment Adviser

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Dunham Floating Rate Bond Fund, as a Term Loan Lender

By	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust, as a Term Loan Lender

By	/s/ David C. Wagner
PPM America, Inc., as sub-adviser
Name:	David C. Wagner
Title:	Managing Director

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☒ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Eastspring Investments US Bank Loan Special Asset Mother Investment Trust [Loan Claim], as a Term Loan Lender

By	/s/ David C. Wagner
PPM America, Inc., as Delegated Manager
Name:	David C. Wagner
Title:	Managing Director

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☒ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Virtus Newfleet Multi-Sector Unconstrained Bond ETF, as a Term Loan Lender

By	/s/ Jennings, Kyle
Name:	Jennings, Kyle
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Invesco US Leveraged Loan Fund 2016-9 a Series Trust of Global Multi Portfolio Investment Trust, as a Term Loan Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

AMADABLUM US Leveraged Loan Fund a Series Trust of Global Multi Portfolio Investment Trust, as a Term Loan Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Signatory

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Invesco Leveraged Loan Fund 2016 A Series Trust of Global Multi Portfolio Investment Trust, as a Term Loan Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Goldman Sachs Lending Partners LLC, as a Revolving Lender

By	/s/ Ushma Dedhiya
Name:	Ushma Dedhiya
Title:	Authorized Signatory

[[For Revolving Lenders requiring a second signature block]

By
Name:
Title:]

[Signature Page to First Amendment]

Halcyon Dynamic Credit Fund II LP, as a Term Loan Lender

BY: Halcyon Loan Investment Management LLC, its Investment Manager

By	/s/ David Martino
Name:	David Martino
Title:	Controller

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Halcyon Loan Advisors Funding 2012-1, Ltd., as a Term Loan Lender

By: Halcyon Loan Advisors 2012-1 LLC as collateral manager

By	/s/ David Martino
Name:	David Martino
Title:	Controller

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Halcyon Loan Advisors Funding 2012-2, Ltd., as a Term Loan Lender

BY: Halcyon Loan Advisors 2012-2 LLC as collateral manager

By	/s/ David Martino
Name:	David Martino
Title:	Controller

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Halcyon Loan Advisors Funding 2013-1 Ltd., as a Term Loan Lender

By	/s/ David Martino
Name:	David Martino
Title:	Controller

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Halcyon Loan Advisors Funding 2013-2 LTD., as a Term Loan Lender

By	/s/ David Martino
Name:	David Martino
Title:	Controller

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Halcyon Loan Advisors Funding 2014-1, Ltd., as a Term Loan Lender

By: Halcyon Loan Advisors 2014-1 LLC as collateral manager

By	/s/ David Martino
Name:	David Martino
Title:	Controller

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Halcyon Loan Advisors Funding 2014-2 Ltd., as a Term Loan Lender

By: Halcyon Loan Advisors 2014-2 LLC as collateral manager

By	/s/ David Martino
Name:	David Martino
Title:	Controller

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Halcyon Loan Advisors Funding 2014-3 Ltd, as a Term Loan Lender

BY: Halcyon Loan Advisors 2014-3 LLC as Collateral Manager

By	/s/ David Martino
Name:	David Martino
Title:	Controller

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Halcyon Loan Advisors Funding 2015-1 Ltd, as a Term Loan Lender

By: Halcyon Loan Advisors 2015-1 LLC as Collateral Manager

By	/s/ David Martino
Name:	David Martino
Title:	Controller

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Halcyon Loan Advisors Funding 2015-2 Ltd., as a Term Loan Lender

By	/s/ David Martino
Name:	David Martino
Title:	Controller

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Halcyon Loan Advisors Funding 2015-3 Ltd, as a Term Loan Lender

By: Halcyon Loan Advisors 2015-3 LLC as Collateral Manager

By	/s/ David Martino
Name:	David Martino
Title:	Controller

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Halcyon Senior Loan Fund I Master LP, as a Term Loan Lender

BY: Halcyon Loan Investment Management LLC as Investment Manager

By	/s/ David Martino
Name:	David Martino
Title:	Controller

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

HarbourView CLO VII, Ltd., as a Term Loan Lender

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

	By	/s/ Margaret Jones
	Name:	Margaret Jones
	Title:	Associate

[[For Term Loan Lenders requiring a second signature block]

By
Name:
Title:]

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☒ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Liquid Loan Opportunities Master Fund, L.P., as a Term Loan Lender

By: HPS Investment Partners, LLC Its Investment Manager

By	/s/ Jamie Donsky
Name:	Jamie Donsky
Title:	Senior Vice President

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Highbridge Loan Management 2013-2, Ltd., as a Term Loan Lender

By: HPS Investment Partners, LLC, Its Investment Manager

By	/s/ Jamie Donsky
Name:	Jamie Donsky
Title:	Senior Vice President

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Highbridge Loan Management 3-2014, Ltd., as a Term Loan Lender

By: HPS Investment Partners, LLC, Its Investment Manager

By	/s/ Jamie Donsky
Name:	Jamie Donsky
Title:	Senior Vice President

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Highbridge Loan Management 4-2014, Ltd., as a Term Loan Lender

By: HPS Investment Partners, LLC As the Collateral Manager

By	/s/ Jamie Donsky
Name:	Jamie Donsky
Title:	Senior Vice President

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Highbridge Loan Management 5-2015, Ltd., as a Term Loan Lender

By: HPS Investment Partners, LLC As the Collateral Manager

By	/s/ Jamie Donsky
Name:	Jamie Donsky
Title:	Senior Vice President

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Highbridge Loan Management 6-2015, Ltd., as a Term Loan Lender

By: HPS Investment Partners, LLC As the Collateral Manager

By	/s/ Jamie Donsky
Name:	Jamie Donsky
Title:	Senior Vice President

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Highbridge Loan Management 8-2016, Ltd., as a Term Loan Lender

By: HPS Investment Partners, LLC As the Collateral Manager

By	/s/ Jamie Donsky
Name:	Jamie Donsky
Title:	Senior Vice President

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Highbridge Loan Management 7-2015, Ltd., as a Term Loan Lender

By: HPS Investment Partners, LLC, its Collateral Manager

By	/s/ Jamie Donsky
Name:	Jamie Donsky
Title:	Senior Vice President

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Honeywell International Inc Master Retirement Trust, as a Term Loan Lender

By	/s/ Kathy News
Name:	Kathy News
Title:	Senior Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

HPS Loan Management 9-2016, Ltd., as a Term Loan Lender

By: HPS Investment Partners, LLC As the Collateral Manager

By	/s/ Jamie Donsky
Name:	Jamie Donsky
Title:	Senior Vice President

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Invesco BL Fund, Ltd., as a Term Loan Lender

By: Invesco Management S.A. As Investment Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Invesco Dynamic Credit Opportunities Fund, as a Term Loan Lender

BY: Invesco Senior Secured Management, Inc. as Sub-advisor

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Invesco Floating Rate Fund, as a Term Loan Lender

BY: Invesco Senior Secured Management, Inc. as Sub-Adviser

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Invesco Gemini US Loan Fund LLC, as a Term Loan Lender

By: Invesco Senior Secured Management, Inc as Investment Advisor

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Invesco Loan Fund Series 3 A Series Trust of Multi Manager Global Investment Trust, as a Term Loan Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By	/s/ Egan, Kevin
Name:	Egan, Kevin
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Invesco Senior Income Trust, as a Term Loan Lender

BY: Invesco Senior Secured Management, Inc. as Sub-advisor

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Invesco Senior Loan Fund, as a Term Loan Lender

BY: Invesco Senior Secured Management, Inc. as Sub-advisor

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

INVESCO SSL FUND LLC, as a Term Loan Lender

By: Invesco Senior Secured Management, Inc. as Collateral Manager

By	/s/ Egan, Kevin
Name:	Egan, Kevin
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Invesco Zodiac Funds - Invesco US Senior Loan Fund, as a Term Loan Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Invesco Zodiac Funds - Invesco Global Senior Loan Select Fund, as a Term Loan Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By	/s/ Egan, Kevin
Name:	Egan, Kevin
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

James River Insurance Company, as a Term Loan Lender

BY: Angelo, Gordon & Co., L.P. as Investment Manager

By	/s/ Maureen D' Alleva
Name:	Maureen D' Alleva
Title:	Authorized Signatory

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

JRG Reinsurance Company, Ltd., as a Term Loan Lender

BY: Angelo, Gordon & Co., L.P. as Investment Manager

By	/s/ Maureen D' Alleva
Name:	Maureen D' Alleva
Title:	Authorized Signatory

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Kaiser Foundation Hospitals, as a Term Loan Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Kaiser Foundation Health Plan, Inc., as named fiduciary of the Kaiser Permanente Group Trust, as a Term Loan Lender

By: Angelo, Gordon & Co., L.P.,
As Investment Manager

By	/s/ Maureen D' Alleva
Name:	Maureen D' Alleva
Title:	Authorized Signatory

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Kaiser Permanente Group Trust, as a Term Loan Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Kapitalforeningen Investin Pro, US Leveraged Loans I, as a Term Loan Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION  A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Kingsland VI, as a Term Loan Lender

By: Kingsland Capital Management, LLC as Manager

By	/s/ Katherine Kim
Name:	Katherine Kim
Title:	Authorized Signatory

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Kingsland VII, as a Term Loan Lender

By: Kingsland Capital Management, LLC as Manager

By	/s/ Katherine Kim
Name:	Katherine Kim
Title:	Authorized Signatory

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Lexington Insurance Company, as a Term Loan Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Limerock CLO II, Ltd., as a Term Loan Lender

BY: Invesco Senior Secured Management, Inc. as Collateral Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Limerock CLO III, Ltd., as a Term Loan Lender

BY: Invesco Senior Secured Management, Inc. as Collateral Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Linde Pension Plan Trust, as a Term Loan Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Loomis Sayles CLO II, LTD„ as a Term Loan Lender

BY: Loomis, Sayles & Company, L.P., Its Collateral Manager
Loomis, Sayles & Company, Incorporated, Its General Partner

By	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Loomis Sayles Senior Floating Rate & Fixed Income Fund, as a Term Loan Lender

By: Loomis, Sayles & Company, L.P., Its Investment Manager
By: Loomis, Sayles & Company, Incorporated, Its General Partner

By	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

NHIT: Senior Floating Rate and Fixed Income Trust, as a Term Loan Lender

By: Loomis Sayles Trust Company, LLC, its Trustee

By	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

MAMMOTH FUNDING ULC, as a Term Loan Lender

By	/s/ Madonna Sequeira
Name:	Madonna Sequeira
Title:	Authorized Signatory

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Marea CLO, Ltd., as a Term Loan Lender

BY: Invesco Senior Secured Management, Inc. as Collateral Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Metropolitan Life Insurance Company Separate Account 577

[NAME OF TERM LOAN LENDER], as a Term Loan Lender

By	/s/ Steve Bruno
Name:	Steve Bruno
Title:	Director

[[For Term Loan Lenders requiring a second signature block]

By
Name:
Title:]

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Mountain View CLO 2013-1 Ltd., as a Term Loan Lender

By: Seix Investment Advisors LLC, as Collateral Manager

By	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Mountain View CLO 2014-1 Ltd., as a Term Loan Lender

By: Seix Investment Advisors LLC, as Collateral Manager

By	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Mountain View CLO IX Ltd., as a Term Loan Lender

By: Seix Investment Advisors LLC, as Collateral Manager

By	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Mountain View CLO X Ltd., as a Term Loan Lender

By: Seix Investment Advisors LLC, as Collateral Manager

By	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

MP CLO III, Ltd., as a Term Loan Lender

By: MP CLO Management LLC, its Manager

By	/s/ Thomas Shandell
Name:	Thomas Shandell
Title:	CEO

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

MP CLO IV, Ltd., as a Term Loan Lender

By: MP CLO Management LLC, its Manager

By	/s/ Thomas Shandell
Name:	Thomas Shandell
Title:	CEO

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

MP CLO IX, Ltd., as a Term Loan Lender

By: MP CLO Management LLC, its Collateral Manager

By	/s/ Thomas Shandell
Name:	Thomas Shandell
Title:	CEO

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

MP CLO V, Ltd., as a Term Loan Lender

By: MP CLO Management LLC, its Manager

By	/s/ Thomas Shandell
Name:	Thomas Shandell
Title:	CEO

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

MP CLO VI, Ltd., as a Term Loan Lender

By: MP CLO Management LLC, its Manager

By	/s/ Thomas Shandell
Name:	Thomas Shandell
Title:	CEO

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

MP CLO VII, Ltd., as a Term Loan Lender

By: MP CLO Management LLC, its Collateral Manager

By	/s/ Thomas Shandell
Name:	Thomas Shandell
Title:	CEO

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

MP CLO VIII, Ltd., as a Term Loan Lender

By: MP CLO Management LLC, its Collateral Manager

By	/s/ Thomas Shandell
Name:	Thomas Shandell
Title:	CEO

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Union Bank, Canada Branch as a Revolving Lender

By	/s/ Anne Collins
Name:	Anne Collins
Title:	Director

[Signature Page to First Amendment]

Invesco Bank Loan Fund A Series Trust of Multi Manager Global Investment Trust, as a Term Loan Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

AMJ Bank Loan Fund SERIES 2 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST, as a Term Loan Lender

By	/s/ Jamie Donsky
Name:	Jamie Donsky
Title:	Senior Vice President

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

AMJ LOAN FUND SERIES 3 A SERIES TRUST OF MULTIMANAGER GLOBAL INVESTMENT TRUST, as a Term Loan Lender

By: Brown Brothers Harriman Trust Company (Cayman) Limited acting solely in its capacity as trustee of AMJ Loan Fund Series 3, a series trust of Multi Manager Global Investment Trust, acting by HPS Investment Partners, LLC as attorney-in-fact

By	/s/ Wellington Chin
Name:	Wellington Chin
Title:	Senior Vice President

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Invesco Bank Loan Fund Series 2 A Series Trust of Multi Manager Global Investment Trust, as a Term Loan Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

AMJ Bank Loan Fund A Series Trust of Multimanager Global Investment Trust, as a Term Loan Lender

BY: Brown Brothers Harriman Trust Company (Cayman) Limited acting solely in its capacity as trustee of AMJ Bank Loan Fund, a series trust of Multi Manager Global Investment Trust, acting by Highbridge Principal Strategies, LLC as attorney-in-fact, and expressly on the basis that the parties agree they shall not have recourse to the assets of Multi

By	/s/ Jamie Donsky
Name:	Jamie Donsky
Title:	Senior Vice President

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Multi Sector Value Bond Fund, as a Term Loan Lender

By: Pioneer Institutional Asset Management, Inc. As its adviser

By	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Invesco Polaris US Bank Loan Fund, as a Term Loan Lender

BY: Invesco Senior Secured Management, Inc. as Investment Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

National Union Fire Insurance Company of Pittsburgh, Pa., as a Term Loan Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Newfleet CLO 2016-1, Ltd., as a Term Loan Lender

By	/s/ Jennings, Kyle
Name:	Jennings, Kyle
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Nomad CLO, Ltd., as a Term Loan Lender

BY: Invesco Senior Secured Management, Inc. as Collateral Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

North End CLO, Ltd, as a Term Loan Lender

BY: Invesco Senior Secured Management, Inc. as Investment Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

NORTHWOODS CAPITAL IX, LIMITED, as a Term Loan Lender

By: Angelo, Gordon & Co., LP as Collateral Manager

By	/s/ Maureen D' Alleva
Name:	Maureen D' Alleva
Title:	Authorized Signatory

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

NORTHWOODS CAPITAL X, LIMITED, as a Term Loan Lender

BY: Angelo, Gordon & Co., LP As Collateral Manager

By	/s/ Maureen D' Alleva
Name:	Maureen D' Alleva
Title:	Authorized Signatory

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

NORTHWOODS CAPITAL XI, LIMITED, as a Term Loan Lender

BY: Angelo, Gordon & Co., LP As Collateral Manager

By	/s/ Maureen D' Alleva
Name:	Maureen D' Alleva
Title:	Authorized Signatory

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

NORTHWOODS CAPITAL XII, LIMITED, as a Term Loan Lender

BY: Angelo, Gordon & Co., LP As Collateral Manager

By	/s/ Maureen D' Alleva
Name:	Maureen D' Alleva
Title:	Authorized Signatory

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Northwoods Capital XIV, Limited, as a Term Loan Lender

BY: Angelo, Gordon & Co., LP As Collateral Manager

By	/s/ Maureen D' Alleva
Name:	Maureen D' Alleva
Title:	Authorized Signatory

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

OCP CLO 2012-2, Ltd.
By: Onex Credit Partners, LLC, as Collateral Manager

as a Term Loan Lender

By	/s/ Paul Travers
Name:	Paul Travers
Title:	Portfolio Manager

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☒ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

OCP CLO 2013-3, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager

as a Term Loan Lender

By	/s/ Paul Travers
Name:	Paul Travers
Title:	Portfolio Manager

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☒ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

OCP CLO 2013-4, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager

as a Term Loan Lender

By	/s/ Paul Travers
Name:	Paul Travers
Title:	Portfolio Manager

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☒ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

OCP CLO 2014-5, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager

as a Term Loan Lender

By	/s/ Paul Travers
Name:	Paul Travers
Title:	Portfolio Manager

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☒ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

OCP CLO 2014-6, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager

as a Term Loan Lender

By	/s/ Paul Travers
Name:	Paul Travers
Title:	Portfolio Manager

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☒ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

OCP CLO 2014-7, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager

as a Term Loan Lender

By	/s/ Paul Travers
Name:	Paul Travers
Title:	Portfolio Manager

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☒ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

OCP CLO 2015-8, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager

as a Term Loan Lender

By	/s/ Paul Travers
Name:	Paul Travers
Title:	Portfolio Manager

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☒ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

OCP CLO 2015-9, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager

as a Term Loan Lender

By	/s/ Paul Travers
Name:	Paul Travers
Title:	Portfolio Manager

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☒ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

OCP CLO 2016-11, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager

as a Term Loan Lender

By	/s/ Paul Travers
Name:	Paul Travers
Title:	Portfolio Manager

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☒ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

OFSI Fund VI, Ltd.
By: OFS Capital Management, LLC
Its: Collateral Manager
By	/s/ Joseph Desapri
Name:	JOSEPH DESAPRI
Title:	DIRECTOR

“as a Term Loan Lender”

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

OFSI Fund VII, Ltd.
By: OFS Capital Management, LLC
Its: Collateral Manager
By	/s/ Joseph Desapri
Name:	JOSEPH DESAPRI
Title:	DIRECTOR

“as a Term Loan Lender”

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Palmer Square CLO 2013-1, Ltd, as a Term Loan Lender

By: Palmer Square Capital Management LLC, as Portfolio Manager

By	/s/ Matt Bloomfield
Name:	Matt Bloomfield
Title:	Managing Director/Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Palmer Square CLO 2013-2, Ltd, as a Term Loan Lender

By: Palmer Square Capital Management LLC, as Portfolio Manager

By	/s/ Matt Bloomfield
Name:	Matt Bloomfield
Title:	Managing Director/Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Palmer Square CLO 2015-1, Ltd, as a Term Loan Lender

BY: Palmer Square Capital Management LLC, as Portfolio Manager

By	/s/ Matt Bloomfield
Name:	Matt Bloomfield
Title:	Managing Director/Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Palmer Square CLO 2015-2, Ltd, as a Term Loan Lender

BY: Palmer Square Capital Management LLC, as Portfolio Manager

By	/s/ Matt Bloomfield
Name:	Matt Bloomfield
Title:	Managing Director/Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Palmer Square CLO 2017-1, Ltd, as a Term Loan Lender

By: Palmer Square Capital Management LLC, as Servicer

By	/s/ Matt Bloomfield
Name:	Matt Bloomfield
Title:	Managing Director/Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Palmer Square Loan Funding 2016-2, Ltd, as a Term Loan Lender

By: Palmer Square Capital Management LLC, as Servicer

By	/s/ Matt Bloomfield
Name:	Matt Bloomfield
Title:	Managing Director/Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Palmer Square Loan Funding 2016-3, Ltd, as a Term Loan Lender

By: Palmer Square Capital Management LLC, as Servicer

By	/s/ Matt Bloomfield
Name:	Matt Bloomfield
Title:	Managing Director/Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Pioneer Diversified High Income Trust, as a Term Loan Lender

By: Pioneer Investment Management, Inc.
As its adviser

By	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Pioneer Floating Rate Fund, as a Term Loan Lender

By: Pioneer Investment Management, Inc.
As its adviser

By	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Pioneer Floating Rate Trust, as a Term Loan Lender

By: Pioneer Investment Management, Inc.
As its adviser

By	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Pioneer Institutional Multi-Sector Fixed Income Portfolio, as a Term Loan Lender

By: Pioneer Institutional Asset Management, Inc.
As its adviser

By	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Pioneer Investments Diversified Loans Fund, as a Term Loan Lender

By	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Pioneer Multi-Asset Ultrashort Income Fund, as a Term Loan Lender

By: Pioneer Investment Management, Inc.
As its adviser

By	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Pioneer Classic Balanced Fund, as a Term Loan Lender

By: Pioneer Investment Management, Inc.
As its adviser

By	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Pioneer Short Term Income Fund, as a Term Loan Lender

By: Pioneer Investment Management, Inc.
As its adviser

By	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Pioneer Solutions SICAV -- Global Floating Rate Income, as a Term Loan Lender

By: Pioneer Investment Management, Inc.,
As its adviser

By	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Pioneer Strategic Income Fund, as a Term Loan Lender

By: Pioneer Investment Management, Inc.
As its adviser

By	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Pioneer Strategic Income VCT Portfolio, as a Term Loan Lender

By: Pioneer Investment Management, Inc. As its adviser

By	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Pioneer Bond VCT Portfolio, as a Term Loan Lender

By: Pioneer Investment Management, Inc. As its adviser

By	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Recette CLO, Ltd., as a Term Loan Lender

By: Invesco Senior Secured Management, Inc. as Collateral Manager

By	/s/ Egan, Kevin
Name:	Egan, Kevin
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

RidgeWorth Funds - Seix Floating Rate High Income Fund, as a Term Loan Lender

By: Seix Investment Advisors LLC, as Subadviser

By	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Riserva CLO, Ltd, as a Term Loan Lender

By: Invesco RR Fund L.P. as Collateral Manager
By: Invesco RR Associates LLC, as general partner
By: Invesco Senior Secured Management, Inc. as sole member

By	/s/ Egan, Kevin
Name:	Egan, Kevin
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Royal Bank of Canada, as a Revolving Lender

By	/s/ Frank Lambrinos
Name:	Frank Lambrinos
Title:	Authorized Signatory

[Signature Page to First Amendment]

SC Pro Loan VII Limited, as a Term Loan Lender

By	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Seix Multi-Sector Absolute Return Fund L.P., as a Term Loan Lender

By: Seix Multi-Sector Absolute Return Fund GP LLC, in its capacity as sole general partner
By: Seix Investment Advisors LLC, its sole member

By	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Sentry Insurance a Mutual Company, as a Term Loan Lender

BY: Invesco Senior Secured Management, Inc. as Sub-Advisor

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Signature Global Asset Management, a division of CI Investments Inc., on behalf of certain funds managed by it:

MEI: CA1L028884 / Signature Corporate Bond Fund, as a Team Loan Lender

~~as a Lender~~  JG

By:	/s/ Darren Arrowsmith
	Name:	Darren Arrowsmith
	Title:	VP - Portfolio Management

/s/ Geofrey Marshall
	Name:	Geofrey Marshall
	Title:	SVP - Portfolio Management

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Signature Global Asset Management, a division of CI Investments Inc., on behalf of certain funds managed by it:

MEI: CA1L124428 / Signature High Income Fund, as a Team Loan Lender

~~as a Lender~~  JG

By:	/s/ Darren Arrowsmith
	Name:	Darren Arrowsmith
	Title:	VP - Portfolio Management

/s/ Geofrey Marshall
	Name:	Geofrey Marshall
	Title:	SVP - Portfolio Management

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Signature Global Asset Management, a division of CI Investments Inc., on behalf of certain funds managed by it:

MEI: CAlL201747 / Signature Global Income & Growth Fund, as a Team Loan Lender

~~as a Lender~~  JG

By:	/s/ Darren Arrowsmith
	Name:	Darren Arrowsmith
	Title:	VP - Portfolio Management

/s/ Geofrey Marshall
	Name:	Geofrey Marshall
	Title:	SVP - Portfolio Management

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Signature Global Asset Management, a division of CI Investments Inc., on behalf of certain funds managed by it:

MEI: CAOM000826 / Signature Diversified Yield II Fund, as a Team Loan Lender

~~as a Lender~~  JG

By:	/s/ Darren Arrowsmith
	Name:	Darren Arrowsmith
	Title:	VP - Portfolio Management

/s/ Geofrey Marshall
	Name:	Geofrey Marshall
	Title:	SVP - Portfolio Management

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Signature Global Asset Management, a division of CI Investments Inc., on behalf of certain funds managed by it:

MEI: CA1L124386 / Signature Income & Growth Fund, as a Team Loan Lender

~~as a Lender~~  JG

By:	/s/ Darren Arrowsmith
	Name:	Darren Arrowsmith
	Title:	VP - Portfolio Management

/s/ Geofrey Marshall
	Name:	Geofrey Marshall
	Title:	SVP - Portfolio Management

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.
[Signature Page to First Amendment]

Signature Global Asset Management, a division of CI Investments Inc., on behalf of certain funds managed by it:

MEI: CA0M001XV2 / Signature Diversified Yield Corp Class, as a Team Loan Lender

~~as a Lender~~  JG

By:	/s/ Darren Arrowsmith
	Name:	Darren Arrowsmith
	Title:	VP - Portfolio Management

/s/ Geofrey Marshall
	Name:	Geofrey Marshall
	Title:	SVP - Portfolio Management

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Signature Global Asset Management, a division of CI Investments Inc., on behalf of certain funds managed by it:

MEI: CA0M001ZD5 / Signature Tactical Bond Pool, as a Team Loan Lender

~~as a Lender~~  JG

By:	/s/ Darren Arrowsmith
	Name:	Darren Arrowsmith
	Title:	VP - Portfolio Management

/s/ Geofrey Marshall
	Name:	Geofrey Marshall
	Title:	SVP - Portfolio Management

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Signature Global Asset Management, a division of CI Investments Inc., on behalf of certain funds managed by it:

MEI: CA1L139251 / Enhanced Income Pool, as a Team Loan Lender

~~as a Lender~~  JG

By:	/s/ Darren Arrowsmith
	Name:	Darren Arrowsmith
	Title:	VP - Portfolio Management

/s/ Geofrey Marshall
	Name:	Geofrey Marshall
	Title:	SVP - Portfolio Management

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Signature Global Asset Management, a division of CI Investments Inc., on behalf of certain funds managed by it:

MEI: CA1L460400 / Signature High Yield Bond II Fund, as a Team Loan Lender

~~as a Lender~~  JG

By:	/s/ Darren Arrowsmith
	Name:	Darren Arrowsmith
	Title:	VP - Portfolio Management

/s/ Geofrey Marshall
	Name:	Geofrey Marshall
	Title:	SVP - Portfolio Management

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Signature Global Asset Management, a division of CI Investments Inc., on behalf of certain funds managed by it:

MEI: CAlL460418 / Canadian Fixed Income Pool, as a Team Loan Lender

~~as a Lender~~  JG

By:	/s/ Darren Arrowsmith
	Name:	Darren Arrowsmith
	Title:	VP - Portfolio Management

/s/ Geofrey Marshall
	Name:	Geofrey Marshall
	Title:	SVP - Portfolio Management

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Signature Global Asset Management, a division of CI Investments Inc., on behalf of certain funds managed by it:

MEI: CA0M001S47 / Enhanced Income Corporate Class, as a Team Loan Lender

~~as a Lender~~  JG

By:	/s/ Darren Arrowsmith
	Name:	Darren Arrowsmith
	Title:	VP - Portfolio Management

/s/ Geofrey Marshall
	Name:	Geofrey Marshall
	Title:	SVP - Portfolio Management

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Signature Global Asset Management, a division of CI Investments Inc., on behalf of certain funds managed by it:

MEI: CA0M0020S7 / Canadian Fixed Income Pool DD, as a Team Loan Lender

~~as a Lender~~  JG

By:	/s/ Darren Arrowsmith
	Name:	Darren Arrowsmith
	Title:	VP - Portfolio Management

/s/ Geofrey Marshall
	Name:	Geofrey Marshall
	Title:	SVP - Portfolio Management

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Signature Global Asset Management, a division of CI Investments Inc., on behalf of certain funds managed by it:

MEI: CA0M001ZF0 / ~~CI US Income Pool FOF~~, as a Team Loan Lender CI U.S. INCOME US$ POOL

/s/ [ILLEGIBLE]
~~as a Lender~~  JG

By:	/s/ Darren Arrowsmith
Name:	Darren Arrowsmith
Title:	VP - Portfolio Management

/s/ Geofrey Marshall
Name:	Geofrey Marshall
Title:	SVP - Portfolio Management

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Signature Global Asset Management, a division of CI Investments Inc., on behalf of certain funds managed by it:

MEI: CAIL313146 / ~~C1 Income-Fund - BB~~, as a Team Loan Lender CI INCOME FUND

/s/ [ILLEGIBLE]
~~as a Lender~~  JG

By:	/s/ Darren Arrowsmith
Name:	Darren Arrowsmith
Title:	VP - Portfolio Management

/s/ Geofrey Marshall
Name:	Geofrey Marshall
Title:	SVP - Portfolio Management

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Stichting Pensioenfonds Medische Specialisten, as a Term Loan Lender

By: Pioneer Institutional Asset Management, Inc. As its adviser

By	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

AIG Flexible Credit Fund, as a Term Loan Lender

By	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Swiss Capital Alternative Strategies Funds SPC for the Account of SC Alternative Strategy 7SP, as a Term Loan Lender

By	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Swiss Capital Pro Loan III plc, as a Term Loan Lender

By	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Swiss Capital Pro Loan V plc, as a Term Loan Lender

By	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Swiss Capital Pro Loan V, as a Term Loan Lender

By	/s/ David Martino
Name:	David Martino
Title:	Controller

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Swiss Capital Pro Loan VI PLC, as a Term Loan Lender

By	/s/ David Martino
Name:	David Martino
Title:	Controller

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

SC PRO LOAN VII LTD., as a Term Loan Lender

By	/s/ David Martino
Name:	David Martino
Title:	Controller

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Swiss capital Pro Loan VIII PLC, as a Term Loan Lender

By	/s/ David Martino
Name:	David Martino
Title:	Controller

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Swiss Capital Pro Loan VIII PLC, as a Term Loan Lender

By	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

The Doctors Company - an Interinsurance Exchange, as a Term Loan Lender

By: Pioneer Institutional Asset Management, Inc., As its adviser

By	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Trinitas CLO I, Ltd., as a Term Loan Lender

By	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer of Triumph Capital
Advisors, LLC As Asset Manager

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Trinitas CLO II, Ltd., as a Term Loan Lender

By	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Trinitas CLO III, Ltd., as a Term Loan Lender

By	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Trinitas CLO IV, Ltd., as a Term Loan Lender

By	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Twin Lake Total Return Partners QP LP, as a Term Loan Lender

By	/s/ Paulos Strike 4/4/17
Name:	Paulos Strike
Title:	Assistant Portfolio Manager

RMB Capital Management, LLC as investment advisor for:
Twin Lake Total Return Partners QP LP
Twin Lake Total Return Partners LP
Iron Road Multi-Strategy Fund LP
Iron Road Diversified Fund LP

[[For Term Loan Lenders requiring a second signature block]

By
Name:
Title:]

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☒ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Twin Lake Total Return Partners LP, as a Term Loan Lender

By	/s/ Paulos Strike 4/4/17
Name:	Paulos Strike
Title:	Assistant Portfolio Manager

RMB Capital Management, LLC as investment advisor for:
Twin Lake Total Return Partners QP LP
Twin Lake Total Return Partners LP
Iron Road Multi-Strategy Fund LP
Iron Road Diversified Fund LP

[[For Term Loan Lenders requiring a second signature block]

By
Name:
Title:]

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☒ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Iron Road Multi-Strategy Fund LP, as a Term Loan Lender

By	/s/ Paulos Strike 4/4/17
Name:	Paulos Strike
Title:	Assistant Portfolio Manager

RMB Capital Management, LLC as investment advisor for:
Twin Lake Total Return Partners QP LP
Twin Lake Total Return Partners LP
Iron Road Multi-Strategy Fund LP
Iron Road Diversified Fund LP

[[For Term Loan Lenders requiring a second signature block]

By
Name:
Title:]

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☒ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Iron Road Diversified Fund LP, as a Term Loan Lender

By	/s/ Paulos Strike 4/4/17
Name: Paulos Strike
Title: Assistant Portfolio Manager

RMB Capital Management, LLC as investment advisor for:
Twin Lake Total Return Partners QP LP
Twin Lake Total Return Partners LP
Iron Road Multi-Strategy Fund LP
Iron Road Diversified Fund LP

[[For Term Loan Lenders requiring a second signature block]

By
Name:
Title:]

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☒ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Upland CLO, Ltd., as a Term Loan Lender

By: Invesco Senior Secured Management, Inc. as Collateral Manager

By	/s/ Egan, Kevin
Name: Egan, Kevin
Title: Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

The United States Life Insurance Company In the City of New York, as a Term Loan Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

The Variable Annuity Life Insurance Company, as a Term Loan Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Ballyrock CLO 2016-1 Limited

By: Ballyrock Investment Advisors LLC, as Collateral Manager, as a Term Loan Lender

By	/s/ Lisa Rymut
Name: Lisa Rymut
Title: Assistant Treasurer

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Variable Insurance Products Fund: Floating Rate High Income Portfolio, as a Term Loan Lender

By	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Fidelity Floating Rate High Income Fund

for Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Fund, as a Tenn Loan Lender

By	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Fidelity Summer Street Trust: Fidelity Series Floating Rate High Income Fund, as a Term Loan Lender

By	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Fidelity Floating Rate High Income Investment Trust

for Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Investment Trust, as a Term Loan Lender

By	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Fidelity Securities Fund: Fidelity Series Real Estate Income Fund, as a Term Loan Lender

By	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Fidelity Income Fund: Fidelity Total Bond Fund, as a Term Loan Lender

By	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Fund, as a Term Loan Lender

By	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Fidelity Securities Fund: Fidelity Real Estate Income Fund, as a Term Loan Lender

By	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Fidelity Advisor Series I: Fidelity Advisor Floating Rate High Income Fund, as a Term Loan Lender

By	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Fidelity Qualifying Investor Funds Plc

By: FIAM LLC as Sub Advisor, as a Term Loan Lender

By	/s/ David Censorio
Name: David Censorio
Title: Vice President

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Advanced Series Trust-AST FI Pyramis Quantitative Portfolio

By: FIAM LLC as Investment Manager, as a Term Loan Lender

By	/s/ David Censorio
Name: David Censorio
Title: Vice President

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

FIAM Leveraged Loan, LP

By: FIAM LLC as Investment Manager, as a Term Loan Lender

By	/s/ David Censorio
Name: David Censorio
Title: Vice President

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

FIAM Floating Rate High Income Commingled Pool

By: Fidelity Institutional Asset Management Trust Company as Trustee, as a Term Loan Lender

By	/s/ David Censorio
Name: David Censorio
Title: Vice President

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

VENTURE XII CLO, Limited, as a Term Loan Lender

BY: its investment advisor
MJX Asset Management LLC

By	/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

VENTURE XIII CLO, Limited, as a Term Loan Lender

BY: its Investment Advisor
MJX Asset Management LLC

By	/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

VENTURE XIV CLO, Limited, as a Term Loan Lender

By: its investment advisor
MJX Asset Management LLC

By	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

VENTURE XIX CLO, Limited, as a Term Loan Lender

By: its investment advisor
MJX Asset Management LLC

By	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

VENTURE XV CLO, Limited, as a Term Loan Lender

By: its investment advisor
MJX Asset Management LLC

By	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

VENTURE XVI CLO, Limited, as a Term Loan Lender

By: its investment advisor
MJX Asset Management LLC

By	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Venture XVII CLO Limited, as a Term Loan Lender

BY: its investment advisor, MJX Asset Management, LLC

By	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Venture XVIII CLO, Limited, as a Term Loan Lender

By: its investment advisor
MJX Asset Management LLC

By	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

VENTURE XX CLO, Limited, as a Term Loan Lender

By: its investment advisor
MJX Asset Management LLC

By	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Venture XXI CLO, Limited, as a Term Loan Lender

By: its investment advisor
MJX Asset Management LLC

By	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Venture XXII CLO Limited, as a Term Loan Lender

By: its investment advisor MJX Asset Management LLC

By	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Venture XXIII CLO, Limited, as a Term Loan Lender

By: its investment advisor MJX Asset Management LLC

By	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Venture XXIV CLO, Limited, as a Term Loan Lender

By: its investment advisor
MJX Asset Management LLC

By	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Venture XXVI CLO, Limited, as a Term Loan Lender

By: its investment advisor
MJX Venture Management LLC

By	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Virtus Global Multi Sector Income Fund, as a Term Loan Lender

By	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Virtus Multi-Sector Intermediate Bond Fund f/k/a Virtus Multi Sector Fixed Income Fund, as a Term Loan Lender

By	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Virtus Bond Fund, as a Term Loan Lender

By	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Virtus Senior Floating Rate Fund, as a Term Loan Lender

By	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Virtus Tactical Allocation Fund, as a Term Loan Lender

By	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Virtus Total Return Fund, as a Term Loan Lender

By	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

VVIT: Virtus Multi-Sector Fixed Income Series, as a Term Loan Lender

By	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Wells Fargo Bank, N.A., as a Revolving Lender

By	/s/ Bobby Ausman
Name:	Bobby Ausman
Title:	Vice President

[Signature Page to First Amendment]

WELLS FARGO BANK N.A., as a Term Loan Lender

By	/s/ Brain Grabenstein
Name:	Brain Grabenstein
Title:	MD

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☒ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Term Loan Lender

By	/s/ Jill Hamilton
Name:	Jill Hamilton
Title:	Director

[[For Term Loan Lenders requiring a second signature block]

By
Name:
Title:]

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

Wintrust Bank, as a Term Loan Lender

By	/s/ Amanda Scott
Name:	Amanda Scott
Title:	Officer

[[For Term Loan Lenders requiring a second signature block]

By
Name:
Title:]

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☒ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

WM Pool - High Yield Fixed Interest Trust, as a Term Loan Lender

By: Loomis, Sayles & Company, L.P., its Investment Manager
By: Loomis, Sayles & Company, Incorporated, its General Partner

By	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☑ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

ZAIS CLO 1, Limited, as a Term Loan Lender

ZAIS CLO 1, Limited

By	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

ZAIS CLO 2, Limited, as a Term Loan Lender

ZAIS CLO 2, Limited

By	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

ZAIS CLO 3, Limited, as a Term Loan Lender

ZAIS CLO 3, Limited

By	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	Managing Director

For Term Loan Lenders requiring a second signature block

By
Name:
Title:

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☑ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

[Signature Page to First Amendment]

ANNEX I TO FIRST AMENDMENT

TERM LOAN LENDER CONSENT TO

FIRST AMENDMENT TO CREDIT AGREEMENT

[NAME OF TERM LOAN LENDER], as a Term Loan Lender

By
Name:
Title:

[[For Term Loan Lenders requiring a second signature block]

By
Name:
Title:]

PROCEDURE FOR TERM LOAN LENDERS:

The above-named Term Loan Lender elects to:

OPTION A — CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM LOANS (CASHLESS OPTION): ☐ Consent and agree to the First Amendment and continue as a Term Loan Lender under the Credit Agreement after giving effect to the First Amendment.

OPTION B — CONSENT TO AMENDMENT VIA CASH SETTLEMENT: ☐ Consent to the First Amendment and agree to sell all of its existing Term Loans to the Replacement Lender pursuant to a Master Assignment.

Annex I

ANNEX II TO FIRST AMENDMENT

REVOLVING LENDER CONSENT TO

FIRST AMENDMENT TO CREDIT AGREEMENT

[NAME OF REVOLVING LENDER], as a Revolving Lender

By
Name:
Title:

[[For Revolving Lenders requiring a second signature block]

By
Name:
Title:]

Annex II

ANNEX III TO FIRST AMENDMENT

FORM OF MASTER ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (this “Master Assignment”) is dated as of the Effective Date set forth below and is entered into by and between each Assignor identified in Section 1 below (each, an “Assignor”) and Goldman Sachs Lending Partners LLC (the “Assignee”).  Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee.  The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.

For an agreed consideration, each Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the applicable Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, (i) all of the applicable Assignor’s rights and obligations in its capacity as a Term Loan Lender and/or Revolving Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest of all of the applicable Assignor’s outstanding rights and obligations under the respective facilities identified opposite such Assignor’s name on Schedule I hereto (including, without limitation, any letters of credit, guaranties, and swingline loans included in such facilities), and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the applicable Assignor (in its capacity as a Term Loan Lender and/or Revolving Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by the applicable Assignor to the Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”).  Such sale and assignment is without recourse to any Assignor and, except as expressly provided in this Assignment, without representation or warranty by any Assignor.

By purchasing the Assigned Interest, the Assignee agrees that, for purposes of that certain First Amendment to Credit and Guaranty Agreement, dated as of April 17, 2017 (the “First Amendment”), by and among the Borrower,  by its General Partner, the Sponsor and certain subsidiaries of the Borrower, as Guarantors, the Requisite Lenders, the Replacement Lender and the Consenting Lenders referred to therein and the Administrative Agent, it shall be deemed to have consented and agreed to the First Amendment.

Annex III-1

1.	Assignor	Each person identified on Schedule I hereto

2.	Assignee:	GOLDMAN SACHS LENDING PARTNERS LLC

3.	Borrower:	APLP HOLDINGS LIMITED PARTNERSHIP

4.	Administrative Agent:	GOLDMAN SACHS LENDING PARTNERS LLC, as the administrative agent under the Credit Agreement

5.	Credit Agreement:

The Credit and Guaranty Agreement, dated as of April 13, 2016 (as it may be amended, restated, extended, supplemented or otherwise modified from time to time; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among the Borrower, by its General Partner, ATLANTIC POWER GP II INC., ATLANTIC POWER CORPORATION ("Sponsor") and certain subsidiaries of Borrower, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS BANK USA and BANK OF AMERICA, N.A. ("Bank of America"), as L/C Issuers, GOLDMAN SACHS LENDING PARTNERS LLC ("Goldman Sachs") and Bank of America, as Joint Syndication Agents, Goldman Sachs as Administrative Agent (together with its permitted successors in such capacity, "Administrative Agent") and as Collateral Agent (together with its permitted successors in such capacity, "Collateral Agent"), Goldman Sachs, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, RBC CAPITAL MARKETS, THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., a member of MUFG, a global financial group, WELLS FARGO SECURITIES, LLC, and INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, in their respective capacities as Arrangers and Bookrunners.

6.	Assigned Interests:	As indicated on Schedule I hereto.

Effective Date:	April 17, 2017

Annex III-2

The terms set forth in this Assignment are hereby agreed to:

ASSIGNEE:

GOLDMAN SACHS LENDING PARTNERS LLC

By:
Authorized Signatory

Consented to and Accepted:

GOLDMAN SACHS LENDING PARTNERS LLC,
as Administrative Agent

By:
Authorized Signatory

Consented to:

APLP HOLDINGS LIMITED PARTNERSHIP, as Borrower, by its General Partner,
ATLANTIC POWER GP II INC.

By:
Authorized Signatory

Annex III-3

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR MASTER ASSIGNMENT

AND ASSUMPTION AGREEMENT

1.           Representations and Warranties.

1.1         Assignor. Each Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and (iv) it is not a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with any Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document delivered pursuant thereto, other than this Assignment (herein collectively the "Credit Documents"), or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

1.2         Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement, (iii) from and after the Effective Date of the assignment, it shall be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.1 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and to purchase the Assigned Interest, (vi) it has, independently and without reliance upon Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and to purchase the Assigned Interest, and (vii) attached to this Assignment is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement (in particular, as prescribed in Section 2.21(c) thereof), duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such

Annex III-4

documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

2.           Payments. All payments with respect to the Assigned Interests shall be made on the Effective Date as follows:

2.1         From and after the Effective Date of the assignment, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the applicable Assignor for amounts which have accrued to but excluding the Effective Date of the assignment and to the Assignee for amounts which have accrued from and after the Effective Date of the assignment. Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date of the assignment to the Assignee.

3.           General Provisions. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment. THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE STATE OF NEW YORK.

[Remainder of page intentionally left blank.]

Annex III-5

SCHEDULE I TO

MASTER ASSIGNMENT AND ASSUMPTION

Term Loans

Assignor	Aggregate Amount of Commitments/Loans for all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/Loans[1]
	$	$	%
	$	$	%

Revolving Commitments/Revolving Loans

[2]
Assignor	Aggregate Amount of Commitments/Loans for all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/Loans[2]
	$	$	%
	$	$	%

1 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

2 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

Annex III-6